As filed with the Securities and Exchange Commission on April 20, 2023

Registration File No. 33-82570
811-04234

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 41	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940	☐
PRE-EFFECTIVE AMENDMENT NO	☐
POST-EFFECTIVE AMENDMENT NO. 63	☒
Equitable America Variable Account L
(Exact Name of Trust)

Equitable Financial Life Insurance Company of America
(Name of Depositor)

525 Washington Blvd.
Jersey City, NJ 07310
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: 212-554-1234

SHANE DALY
Vice President and Associate General Counsel
Equitable Financial Life Insurance Company of America
525 Washington Blvd.
Jersey City, NJ 07310
(212) 314-3914
(Name and Address of Agent for Service)

Please Send Copies of all Communications to:
DODIE C. KENT, ESQ.
Eversheds Sutherland (US) LLP
1114 Avenue of the Americas
New York, New York 10036-7703

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485.
☒  On May 1, 2023 pursuant to paragraph (b) of Rule 485.
☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐  on ____________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:
Units of interests under separate account flexible premium variable universal life insurance policies.

PROSPECTUS Dated May 1, 2023 Equitable America Variable Account L MONY Equity Master Variable Universal Life Insurance Policy	Issued by Equitable Financial Life Insurance Company of America 525 Washington Blvd. Jersey City, NJ 07310

This Prospectus describes a variable universal life insurance policy (the "Policy") issued by Equitable Financial Life Insurance Company of America ("we," "us," "our," or the "Company"), but is not itself a Policy. This Prospectus is a disclosure document and describes all of the Policy's material features, benefits, rights and obligations, as well as other information. The description of the Policy's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the Policy are changed after the date of this Prospectus in accordance with the Policy, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

This Policy is no longer being sold. This Prospectus is used with current policy owners only. You should note that your Policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your Policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your Policy.

You generally may allocate your investment in your Policy among the Guaranteed Interest Account and the subaccounts of the Equitable America Variable Account L Separate Account. The value of your Policy that is allocated to the subaccount will vary according to the investment performance of the Portfolios in which the selected subaccounts are invested. You bear the investment risk on amounts you allocate to the subaccounts. The Portfolios are described in an appendix to this Prospectus. (See "Appendix A: Portfolios Available Under Your Policy.")

This Prospectus sets forth a description of all material features about the Policy and the Variable Account that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Policy.

Information about certain investment products, including variable life insurance, has been prepared by the SEC staff and is available at Investor.gov.

Please read this Prospectus carefully. You should keep a copy for future reference.

This individual flexible premium variable universal life insurance Policy is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS OF THIS PROSPECTUS

Special Terms	3
Important Information You Should Consider About The Policy	3
Overview Of The Policy	6
Fee Table	9
Principal Risks of Investing In The Policy	14
The Company	15
Equitable Financial Life Insurance Company of America	15
How to reach us	15
Equitable America Variable Account L	17
The Portfolios	17
Asset Transfer Program	19
Voting of Portfolio shares	19
Disregard of voting instructions	20
Report to policy owners	20
Substitution of investments and right to change operations	20
Changes to comply with law	21
GENERAL DESCRIPTION OF THE POLICY	21
Application for a Policy	21
Temporary insurance coverage	21
Initial premium payment	22
Policy date	23
Risk classification	23
The Guaranteed Interest Account	23
PAYMENT OF PREMIUMS AND DETERMINING YOUR POLICY'S VALUE	25
Allocation of net premiums	26
Determination of Fund Value	27
Calculating Fund Value	28
Calculating unit values for each Sub-Account	28
Grace period and lapse	29
TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS	30
Disruptive transfer activity	31
DEATH BENEFITS AND ACCESSING YOUR MONEY	32
The death benefit	32
Guaranteed Death Benefit Rider	36
Full surrender	37
Partial withdrawal	37
TAX INFORMATION	38
Federal income tax considerations	38
Tax status of the Policy	38
Tax treatment of Policy benefits	38
Our income taxes	42
OTHER BENEFITS AVAILABLE UNDER THE POLICY	42
Accidental Death Benefit Rider	44
Children's Term Life Insurance Rider	44
Spouse's Term Rider	44
Policy loans	45
Purchase Option Rider	46
Waiver of Monthly Deductions Rider	46
CHARGES AND DEDUCTIONS	46
Deductions from premiums	46
Daily deduction from Equitable America Variable Account L	47
Deductions from Fund Value	47
Fund Charges	48
Transaction and other charges	50
Fees and expenses of the Portfolios	51
Guarantee of certain charges	51
MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY	51
Ownership	51
Joint owners	52
Beneficiary	52
The Policy	52
Notification and claims procedures	52
Payments	52
Payment plan/settlement provisions	53
Payment in case of suicide	53
Assignment	53
Errors on the application	53
Incontestability	53
Policy illustration	54
MORE INFORMATION ABOUT OTHER MATTERS	54
Distribution of the Policies	54
Legal Proceedings	57
Registration Statement	57
Independent registered public accounting firm	57
Financial Statements	57
Appendix A: Portfolios Available Under Your Policy	A-1
Appendix B: Death Benefit Percentage For Guideline Premium/Cash Value Corridor Test	B-1
Appendix C: Monthly Guarantee Premium for Guaranteed Death Benefit Rider	C-1

Special Terms

"We," "us," "our," or the "Company" Refer to Equitable Financial Life Insurance Company of America. "You", "your" and "Owner" refer to the person(s) who have been issued a Policy.

Cash Value — The Fund Value of the Policy less any Fund Charges.

Fund Charges — The administrative and sales charges incurred by a surrender, lapse or decrease in Specified Amount during the first fourteen years since the Policy was issued or the Specified Amount increased. Collectively, these charges are sometimes referred to as a "surrender charge."

Fund Value — The sum of the amounts under the Policy held in each subaccount of Equitable America Variable Account L, the Guaranteed Interest Account, and the Loan Account, and any interest thereon to secure Outstanding Debt.

Good Order — Instructions that we receive at the Operations Center within the prescribed time limits, if any, specified in the Policy for the transaction requested. The instructions must be on the appropriate form or in a form satisfactory to us that includes all the information necessary to execute the requested transaction, and must be signed by the individual authorized to make the transaction. To be in Good Order, instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions and we must be able to execute the requisite order(s).

Guaranteed Interest Account — This account is part of the general account of Equitable Financial Life Insurance Company of America. You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account.")

Loan Account — An account to which amounts are transferred from the subaccounts of Equitable America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 5%. The Loan Account is part of the Company's general account.

Minimum Monthly Premium — The amount the Company determines is necessary to keep the Policy in effect for the first two policy years.

Outstanding Debt — The unpaid balance of any loan which you request on the Policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

Policy — The variable universal life insurance Policy described in this Prospectus.

Specified Amount — The minimum death benefit for as long as the Policy remains in effect.

Surrender Value — The Cash Value less any Outstanding Debt reduced by any unearned loan interest.

Valuation Date — Our Valuation Date (or "Business Day") is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A Valuation Date does not include a day on which the NYSE is not open due to emergency conditions determined by the SEC. Premium payments will be applied and any other transaction requests will be processed on the Valuation Date when they are received in Good Order unless another date applies as indicated below.

•  If your premium payment, transfer or any other transaction request is received by us in Good Order on any of the following, we will process the transaction on the next Valuation Date:

—  in the case of a non-Valuation Date; or

—  at the close of regular trading of the NYSE on a Valuation Date.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES
Charges for Early Withdrawals	If you request a partial withdrawal of your Policy, you will be assessed a partial withdrawal fee equal to the lesser of 2% of the amount surrendered or $25.
If you request a full surrender of your Policy within 14 years following your purchase of the Policy (or an increase in your Specified Amount), you will be assessed an Administrative Fund Charge of up to $5 (0.05%) per $1,000 of Specified Amount and a Sales Fund Charge of up to 75% of the lesser of (i) the amount of premiums paid in the first 5 policy years or (ii) the target premium. Collectively, these Fund Charges are referred to as a surrender charge.

FEES AND EXPENSES
For example, if a 35 year old were to surrender their Policy during the first year after the Policy purchase (and the total first year premiums paid were $600 and the Specified Amount is $100,000), then they would be assessed an Administrative Fund Charge of $500 and a Sales Fund Charge of $144 for a total surrender charge of $644.
For more information on early withdrawal charges, please refer to the "Fee Table" and "Charges and Deductions" sections.
Transaction Charges	In addition to surrender charges, you may be subject to other transaction charges, including charges on each premium paid under the Policy, transfer fees, and other special service charges (e.g., wire transfer charges, express mail charges, policy illustration charges, duplicate policy charges, policy history charges, and charges for returned payments).
For more information on transaction charges, please refer to the "Fee Table" and "Charges and Deductions" sections.
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, administration and mortality risks, loan charges, and the cost of optional benefits available under the Policy. Such fees and expenses may be based on characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). You should view the information pages of your Policy for rates applicable to your Policy.
For more information about ongoing fees and expenses, please refer to the "Fee Table" and "Charges and Deductions" sections.
You will also bear expenses associated with the Portfolios available under the Policy, as shown in the following table:
Annual Fee	Minimum	Maximum
Portfolio options (Portfolio fees and expenses)	0.26%	1.24%

Portfolio expenses are for the year ended December 31, 2022 and may be based, in part, on estimated amounts of such expenses and may change from year to year. For more information about ongoing fees and expenses associated with the Portfolios, please refer to "Appendix A: Portfolios Available Under Your Policy."

RISKS
Risk of Loss	You may lose money by investing in this Policy. See "Principal Risks of Investing in the Policy" for more information.
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide benefits on a long-term basis. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.
See "Principal Risks of Investing in the Policy" for more information.

RISKS
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including the Guaranteed Interest Account) has its own unique risks. You should review the investment options carefully before making an investment decision. Portfolio prospectuses are available at https://protective.onlineprospectus.net/protective/funds/.
For more information on the risks associated with the investment options, please refer to "Principal Risks of Investing in the Policy," "The Guaranteed Interest Account" and "Appendix A: Portfolios Available Under Your Policy" in this Prospectus.
Insurance Company Risks	An investment in the Policy is subject to the risks related to the Company, including that any obligations (including under the Guaranteed Interest Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about us, including our financial strength ratings is available at https://equitable.com/about-us/financial-strength-ratings.
For more information, see "Principal Risks of Investing in the Policy."
Policy Lapse	Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest. There is a cost associated with reinstating a lapsed Policy. Death Benefits will not be paid if the Policy has lapsed.
For more information about Policy lapse, see "Grace period and lapse" in this Prospectus.
RESTRICTIONS
Investments	While you may transfer amounts in the subaccounts (which invest in shares of a corresponding Portfolio) and the Guaranteed Interest Account, certain restrictions and transfer fees apply. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary. Transfers are also subject to the excessive trading and market timing policies described in this Prospectus. See "Transferring Your Money Among Our Investment Options" in this Prospectus.
We reserve the right to remove or substitute Portfolios as investment options. See "Substitution of investments and right to change operations" in this Prospectus.
Optional Benefits	Optional benefits may be subject to additional charges. Some optional benefits are available only at the time your Policy is issued and may not be available for all Owners or Insureds. Some optional benefits are no longer available for new elections. Others are not available in all jurisdictions.
The amount of policy loans you may take is limited. We charge interest on policy loans.
See "Other Benefits Available Under the Policy" for more information.

TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications regarding the purchase, ownership, and use of a Policy (such as in connection with a plan involving covered employees). Withdrawals and surrenders may be subject to income tax and will be taxed at ordinary rates. In addition, withdrawals and surrenders may be subject to an additional tax depending on the circumstances.
For more information about the tax treatment of the Policy, see "Tax Information" in this Prospectus.
CONFLICTS OF INTEREST
Investment Professional Compensation	Some investment professionals have and may continue to receive compensation for selling the Policy to investors, which may include commissions, insurance benefits, revenue sharing, bonuses, non-cash compensation such as expense-paid trips and education seminars or merchandise, and compensation from affiliates and third parties. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
For more information about compensation received by investment professionals, see "Distributor compensation" in this Prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new policy in place of the one he or she already owns. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.
For more information about exchanges of the Policy, see "Overview of the Policy — Right to exchange Policy" and "Tax Information" in this Prospectus.

Overview of the Policy

The following summaries provide a brief overview of the more significant aspects of the Policy. We provide more complete and detailed information in the subsequent sections of this Prospectus and in the statement of additional information and Policy contract.

1. What is the Policy and what is it designed to do?

The Policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the Policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The Policy provides a death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value, depending on the option you choose. The Policy also provides surrender and loan privileges. The Policy offers a choice of investment alternatives and an opportunity for the Policy's Fund Value and its death benefit to grow based on investment results. In addition, you, as owner of the Policy, choose the amount and frequency of premium payments, within certain limits. The Policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.

2. What are the Premiums for this Policy?

You must pay premiums equal to at least the amount necessary to keep the Policy in effect for the first two policy years. This amount is the Minimum Monthly Premium. After the first two policy years you are no longer required to pay a minimum premium amount and, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change. However, payment of insufficient premiums may result in lapse of the Policy if the value of your Policy becomes too low to support the monthly charges. If a premium payment you wish to make exceeds the scheduled premium payments for the Policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable (i.e., cause the Policy's death benefit to exceed its Specified Amount). However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the Internal Revenue Code's definition of life insurance.

The premium payments you make for the Policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition cost ("DAC") tax imposed by the United States government. The Company will also deduct a sales charge to cover the costs of making the Policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various subaccounts of Equitable America Variable Account L and/or the Guaranteed Interest Account. As owner of the Policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various subaccounts of Equitable America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may increase or decrease depending on several factors including the death benefit option you choose. Your death benefit will never decrease below the Specified Amount of your Policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 5%.

The value of amounts under your Policy held in each subaccount of Equitable America Variable Account L, the Guaranteed Interest Account and the Loan Account is your Fund Value. There is no guarantee that the Policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to Equitable America Variable Account L subaccounts may increase or decrease in value while the Policy remains in effect.

ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO IS PROVIDED IN AN APPENDIX TO THE PROSPECTUS. See "Appendix A: Portfolios Available Under Your Policy."

3. What are the primary features and options that the Policy offers?

The Policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The Policy provides a death benefit equal to your choice of (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value. The Policy also provides surrender and loan privileges. The Policy offers a choice of investment alternatives and an opportunity for the Policy's Fund Value and its death benefit to grow based on investment results. In addition, you, as owner of the Policy, choose the amount and frequency of premium payments, within certain limits.

Allocation options

You may allocate premium payments and Fund Values among the various subaccounts of Equitable America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase a designated class of shares of a designated portfolio of EQ Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Inc., Fidelity® Variable Insurance Products (VIP), or Janus Aspen Series (collectively, the "the Trusts"). The subaccounts available under the Policy are described in "The Portfolios." Please refer to "Appendix A: Portfolios Available Under Your Policy."

The Policy is between you and Equitable Financial Life Insurance Company of America. The Policy is not an investment advisory account, and Equitable Financial Life Insurance Company of America is not providing any investment advice or managing the allocations under your Policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the Policy, have the sole authority to make investment allocations and other decisions under the Policy. Your Equitable Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your Policy. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

Right to exchange Policy

During the first 24 months following the policy date or an increase in the Specified Amount, you may exchange your Policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of Equitable America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your Policy for the equivalent of a flexible premium universal life policy. Limitations on transfers from the Guaranteed Interest Account are waived if you exercise the exchange privilege. You should consult with your tax advisor before making an exchange. See "Tax Information." No charge is imposed on the transfer when you exercise the exchange privilege.

Transfer of Fund Value

You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Operations Center. See "Transferring Your Money Among Our Investment Options" for more information.

Policy loans

You may borrow up to 90% of your Policy's Cash Value from the Company. Your Policy will be the only security required for a loan. See "Policy loans" for more information.

The amount of Outstanding Debt reduced by any unearned interest is subtracted from your death benefit. Your Outstanding Debt reduced by any unearned interest is repaid from the proceeds of a full surrender. See "Full surrender." Outstanding Debt may also affect the continuation of the Policy. See "Grace period and lapse." The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the Policy's Cash Value and will become part of the Outstanding Debt. Policy loans could have tax consequences. See "Federal income tax considerations."

Full surrender

You can surrender the Policy during the insured's lifetime and receive its Surrender Value, which equals (a) Cash Value, minus (b) any Outstanding Debt plus any unearned loan interest. See "Full surrender" for more information.

Partial withdrawal

You may request a partial withdrawal after your Policy has been in effect for 2 years if your Cash Value after the deduction of the requested withdrawal amount and any fees is greater than $500 and the resulting Specified Amount is not less than the minimum we then allow. If the requested amount exceeds the amount available, we will reject your request. A partial withdrawal will decrease the Specified Amount. See "Partial withdrawal" for more information.

Partial withdrawal must be for at least $500. A partial withdrawal fee of $25 or 2% of the amount surrendered (whichever is less) will be assessed against the remaining Fund Value. A portion of the fund charge may be assessed on a partial withdrawal.

A partial withdrawal may have tax consequences, including a possible 10% additional tax if withdrawn before age 59? if your Policy is a MEC.

Preferred partial withdrawal

You may request up to 10% of your Policy's Cash Value without reducing the Specified Amount of your Policy and without incurring Fund Charges. The maximum amount available for preferred partial withdrawals during a policy year will be determined on the date of the first surrender in that policy year. You may make this request after your Policy has been in effect for two years. You will have to pay the partial withdrawal fee. See "Preferred partial withdrawal" for more information.

Grace period and lapse

Your Policy will remain in effect as long as:

(1)  it has a Surrender Value greater than zero;

(2)  the Guaranteed Death Benefit Rider, if applicable, is in effect; or

(3)  during the first two policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial withdrawals (and related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your Policy has been in effect.

If the Policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the Policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period"). If you die during the grace period, the death benefit proceeds will equal the death benefit immediately prior to the start of the grace period, reduced by any unpaid monthly deductions and any Outstanding Debt.

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider. If your Policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider. See "Grace period and lapse."

You must understand that after the first two policy years, the Policy can lapse even if the scheduled premium payments are made unless you have met the requirements of the Guaranteed Death Benefit Rider.

Tax treatment of increases in Fund Value

The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. Certain policy loans may be taxable. You can find information on the tax treatment of the Policy under "Federal income tax considerations."

Tax treatment of death benefit

Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Thus the death benefit received by the beneficiary at the death of the insured will generally not be subject to federal income taxes when received by the beneficiary. See "Federal income tax considerations."

Other optional benefits

The following additional benefits may be added to your Policy for an additional charge, subject to certain limits. See "Other Benefits Available Under the Policy" for more detailed information.

•  Guaranteed Death Benefit Rider: This rider provides a death benefit (equal to the Specified Amount of your Policy) and may keep certain rider coverages in effect under certain circumstances for an extended period of time, even if the Surrender Value of the Policy is zero on any monthly anniversary date.

•  Spouse's Term Rider: (This rider is no longer available for new elections.) This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80.

•  Children's Term Insurance Rider: This rider provides term insurance coverage on the lives of your dependent children under age 18.

•  Accidental Death Benefit Rider: This rider pays a benefit amount if the insured dies as a result of an accident.

•  Purchase Option Rider: This rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable.

•  Waiver of Monthly Deductions Rider: This rider provides for the waiver of certain monthly charges while the insured has a covered total disability for 6 months without interruption and the Policy is in effect.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy's information pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Sales Charge:	Upon receipt of each premium payment	4.00% of premium payment in policy years 1-10 2.00% of premium payment in policy years 11-20 No charge after policy year 20	4.00% of premium payment in policy years 1-10 2.00% of premium payment in policy years 11-20 No charge after policy year 20
Tax Charge:
Premium Taxes:	Upon receipt of each premium payment	No Guaranteed Maximum	2.00% of premium payment

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
DAC Charge:	Upon receipt of each premium payment	No Guaranteed Maximum	1.25% of premium payment (0% for individual qualified plans)
Surrender Charge
("Fund Charges"):(1)
Administrative Fund
Charge:(2)
Minimum and Maximum Charge	At the time of surrender, lapse or decrease in Specified Amount	$2.50-$5.00 per $1,000 of Specified Amount Level for five years, then decreases to $0 after 14 years	$2.50-$5.00 per $1,000 of Specified Amount Level for five years, then decreases to $0 after 14 years
Charge during the first policy year for an insured age 26 when the Policy was issued	At the time of surrender, lapse or decrease in Specified Amount	$3.00 per $1,000 of Specified Amount	$3.00 per $1,000 of Specified Amount
Sales Fund Charge:(3)
Minimum and Maximum Charge	At the time of surrender, lapse or decrease in Specified Amount	50%-75% of premiums paid, up to a target premium	50%-75% of premiums paid, up to a target premium
Charge during the first policy year for an insured age 26 when the Policy was issued	At the time of surrender, lapse or decrease in Specified Amount	75% of premiums paid, up to a target premium	75% of premiums paid, up to a target premium
Partial Withdrawal Fee:	At the time of partial withdrawal	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Fee:(4)	Upon each transfer in excess of 4 in a policy year	$25 per transfer	$0 per transfer
Special Services Charges: • Wire transfer charge: • Express mail charge: • Policy illustration charge:(5)(6) • Duplicate Policy charge:(5) • Policy history charge:(5)(7) • Charge for returned payments:(5)	At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction	$90 per transfer $35 per express mail delivery $25 per illustration $35 per copy $50 per history $25 per returned payment	$90 per transfer $35 per express mail delivery $25 per illustration $35 per copy $50 per history $25 per returned payment

(1)  Each of the Fund Charges that make up the surrender charge grades from 100% to 0% over 15 years following issuance of the Policy or increase in Specified Amount, according to the following schedule:

Policy Years		Grading Percent
1-5		100%
6		90%
7		80%
8		70%
9		60%
10		50%
11		40%
12		30%
13		20%
14		10%
15	+	0%

(2)  The Administrative Fund Charge is based on a factor per $1,000 of Specified Amount (or increase in Specified Amount) multiplied by a grading percentage, according to the schedule in footnote 1. The Administrative Fund Charge factor varies based on the issue age of the insured. The table shows the lowest and highest Administrative Fund Charge based on our maximum guaranteed rates for individuals in standard issue age categories and the highest grading percentage. The table also shows the maximum Administrative Fund Charge under a Policy issued to an individual who is representative of individuals we insure. The charges shown in the table may or may not be representative of the charge you will pay. Please refer to the information pages of your Policy for more information about the charges that will apply to you. You may also contact us at 1-800-487-6669 to make inquiries about your Policy. For more detailed information about this charge, see "Charges and Deductions" in this Prospectus.

(3)  The Sales Fund Charge is determined by applying a percentage factor to the lesser of (1) the amount of premiums paid in the first 5 policy years or (2) a maximum amount called the "target premium." The result is then multiplied by a grading percentage, according to the schedule in footnote 1. The percentage factor varies based on the age of the insured, as shown in the following table:

Age		Percentage Factor
0-17		50%
18-65		75%
66		70%
67		65%
68		60%
69		55%
70	+	50%

The target premium varies based on individual characteristics of the insured (e.g., age, sex, risk class). The table shows the Sales Fund Charge based on (1) the percentage factor, (2) the target premium based on our maximum guaranteed rates for individuals in standard risk classifications and (3) the highest grading percentage. The table also shows the maximum Sales Fund Charge under a Policy issued to an individual who is representative of individuals we insure. The charges shown in the table may or may not be representative of the charge you will pay. Please refer to the information pages of your Policy for more information about the charges that will apply to you. You may also contact us at 1-800-487-6669 to make inquiries about your Policy. For more detailed information about this charge, see "Charges and Deductions" in this Prospectus.

(4)  Currently, there is no charge on transfers among investment options. However, we reserve the right to assess a $25 charge on transfers after the 4th transfer in a policy year.

(5)  The charge for this service must be paid using funds outside of your Policy. Please see "Charges and Deductions" later in this Prospectus for more information.

(6)  You are entitled to one free illustration each policy year. We assess a $25 charge for each additional illustration.

(7)  Currently, we do not charge for a policy history of less than 5 years from the date of your request. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. We reserve the right to charge a maximum of $50 for all policy histories.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Base Policy Charge:
Cost of Insurance:(1)
Minimum and Maximum Charge	On each monthly anniversary day	$0.08-$83.33 per $1,000 of Net Amount at Risk	$0.01-$31.50 per $1,000 of Net Amount at Risk
Charge for a 49 year old male in the nontobacco class during the first Policy Year	On each monthly anniversary day	$0.38 per $1,000 of Net Amount at Risk	$0.26 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge:	Daily	0.002055% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.75%	0.002055% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.75%
Administrative Charge:(2)	On each monthly anniversary day	$3.50-$31.50	$3.50-$31.50
Optional Benefit Charges:
Policy Loan Interest Spread(3)	On each policy anniversary day	0.4% of amounts held in the Loan Account	0.4% of amounts held in the Loan Account
Guaranteed Death Benefit Rider:	On each monthly anniversary day	$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Spouse's Term Rider:(4)
Minimum and Maximum Charge	On each monthly anniversary day	$0.07-$6.60 per $1,000 of Spouse Coverage to age 80	$0.07-$6.60 per $1,000 of Spouse Coverage to age 80
Charge for a 45 year old female in the nontobacco class during the first Policy Year	On each monthly anniversary day	$0.24 per $1,000 of Net Amount at Risk	$0.16 per $1,000 of Net Amount at Risk
Children's Term Insurance Rider:(4)
Minimum and Maximum Charge	On each monthly anniversary day	$0.48-$0.78 per $1,000 of Children Coverage	$0.48-$0.78 per $1,000 of Children Coverage
Charge for a 5 year old child	On each monthly anniversary day	$0.48 per $1,000 of Net Amount at Risk	$0.48 per $1,000 of Net Amount at Risk
Accidental Death Benefit Rider:(4)
Minimum and Maximum Charge	On each monthly anniversary day	$0.09-$0.17 per $1,000 of ADB	$0.09-$0.17 per $1,000 of ADB
Charge for a 34 year old	On each monthly anniversary day	$0.09 per $1,000 of Net Amount at Risk	$0.09 per $1,000 of Net Amount at Risk

Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Purchase Option Rider:(4)
Minimum and Maximum Charge	On each monthly anniversary day	$0.05-$0.36 per $1,000 of rider face amount	$0.05-$0.36 per $1,000 of rider face amount
Charge for a 30 year old male in the nontobacco class during the first Policy Year	On each monthly anniversary day	$0.17 per $1,000 of Net Amount at Risk	$0.17 per $1,000 of Net Amount at Risk
Waiver of Monthly Deduction Rider:(4)
Minimum and Maximum Charge	On each monthly anniversary day	$0.01-$0.29 per $1,000 of Net Amount at Risk	$0.01-$0.29 per $1,000 of Net Amount at Risk
Charge for a 39 year old male in the nontobacco class	On each monthly anniversary day	$0.01 per $1,000 of Net Amount at Risk	$0.01 per $1,000 of Net Amount at Risk

(1)  The cost of insurance charge varies based on individual characteristics of the insured (e.g., age, sex, risk class). The net amount at risk is the difference between the death benefit payable at the beginning of the policy month and the Fund Value at that time. The table shows the lowest and highest cost of insurance charges based on our maximum guaranteed rates for individuals in standard risk classifications. The table also shows the maximum cost of insurance charge under a Policy issued to an individual who is representative of individuals we insure. The charges shown in the table may or may not be representative of the charge you will pay. Please refer to the information pages of your Policy for more information about the charges that will apply to you. You may also contact us at 1-800-487-6669 to make inquiries about your Policy. For more detailed information about this charge, see "Charges and Deductions" in this Prospectus.

(2)  The administrative charge varies based on the duration of the Policy and Specified Amount, as follows:

Specified Amount	First 12 Policy Months	Each Policy Month Thereafter
Less than $250,000	$31.50	$6.50
$250,000-$499,999	$28.50	$3.50
$500,000 or more	$25.00	$0.00

In addition, the administrative charge for the first 12 policy months is reduced by $5.00 for issue ages 0-17. For more detailed information about this charge, see "Charges and Deductions" in this Prospectus.

(3)  The policy loan interest spread is the difference between the rate of interest we charge you for a loan and the rate of interest we credit the amount in your Loan Account. The interest we charge on outstanding loans is payable in advance on each policy anniversary at an annual rate of 5.4%. Amounts held in the Loan Account are credited monthly with a guaranteed annual rate of not less than 5.0%. For more detailed information about policy loans, see "Policy Loans" in this Prospectus.

(4)  This charge varies based on individual characteristics of the insured (e.g., age, sex, risk class). The table shows the lowest and highest charges based on our maximum guaranteed rates for individuals in standard risk classifications. The table also shows the maximum charge under a rider issued to an individual who is representative of individuals we insure. The charges shown in the table may or may not be representative of the charge you will pay. Please refer to the information pages of your Policy for more information about the charges that will apply to you. You may also contact us at 1-800-487-6669 to make inquiries about your Policy.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found in "Appendix A: Portfolios Available Under Your Policy" of this Prospectus.

ANNUAL PORTFOLIO EXPENSES
(As of 12/31/22)

	Minimum	Maximum
Total Annual Portfolio Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.26%	1.24%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risks of investing in a Policy

The Policy is unsuitable as a short-term savings vehicle. The Policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. The principal risks of investing in a Policy are as follows:

•  If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

•  If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any no-lapse guarantee or loan extension feature, you may have to pay more premiums to keep your Policy from terminating.

•  Your Policy will lapse and possibly terminate without value if it does not have enough Fund Value to pay monthly charges when due, and this could occur due to insufficient premium payments, policy charges, policy loans, partial withdrawals, and/or poor investment performance. If your Policy lapses and terminates you will not be paid a death benefit.

•  If you take a policy loan or a partial withdrawal you may decrease the Fund Value, Surrender Value and/or death benefit and may risk the loss of the no-lapse guarantee. In addition, taking policy loans may increase the risk of lapse.

•  If you elect an optional benefit that is contingent on particular events or circumstances, such as the Accidental Death Benefit Rider or the Waiver of Monthly Deduction Rider, and such events or circumstances do not occur, you will have paid an additional charge associated with the optional benefit without receiving the benefit. These additional charges may increase the risk of Policy lapse.

•  We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in "Fee Table" section in this Prospectus.

•  There may be adverse tax consequences associated with taking a policy loan or making a partial withdrawal from your Policy, including a possible 10% additional tax if withdrawn before age 59? if your Policy is a MEC.

•  You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a Policy.

•  Partial withdrawals from your Policy are available only after the second policy anniversary and must be at least $500 and no more than the Surrender Value. Under certain circumstances, we will automatically reduce your Policy's face amount as a result of a partial withdrawal.

•  The guarantees we make to you under this Policy are supported by the Company's general account and are subject to the Company's claims paying ability. You should look solely to the financial strength of the Company for its claims-paying ability.

•  Although your Policy is not subject to our Asset Transfer Program (ATP) feature, there is a risk that the operation of the ATP in other variable contracts we have issued will adversely impact your Portfolio investments. The ATP may trigger substantial asset flows into and out of a Portfolio, particularly during times of high market volatility. If this occurs, the Portfolio may be required to buy and sell large amounts of securities at inopportune times, generating higher turnover than it would have experienced if it were not impacted by the ATP. As a result, the Portfolio's investment performance and implementation of its investment strategy could be negatively affected and the Portfolio could incur higher operating expenses. The ATP may also impact a Portfolio structured as a fund-of-funds that is not itself subject to the ATP if it invests in underlying funds that are subject to the ATP. See "Asset Transfer Program" for more information.

•  Cybersecurity Risks and Catastrophic Events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyber-attacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or thirdparty service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. The risk of cyber-attacks may be higher during periods of geopolitical turmoil.

In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events. Your Policy permits other transactions that also have risks. These and other risks and benefits of investing in a Policy are discussed in detail throughout this Prospectus.

A comprehensive discussion of the risks of each variable investment option may be found in the prospectuses for the Portfolios.

THE COMPANY

Equitable Financial Life Insurance Company of America

Equitable America is an Arizona stock life insurance corporation organized in 1969 with an administrative office located at 8501 IBM Drive, Suite 150, Charlotte, NC 28262-4333. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in 49 states (we are not licensed in the state of New York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract.

On October 1, 2013, the Company entered into a reinsurance transaction with Protective Life Insurance Company ("Protective"), whereby Protective agreed to reinsure a substantial portion of the Company's life insurance and annuity business (the "Reinsured Business"). This Policy is included in the Reinsured Business. Protective reinsures all of the insurance risks of the Reinsured Business and is responsible for customer service and administration for all contracts comprising the Reinsured Business. However, the Company remains the insurer of the Policy and the terms, features, and benefits of the Policy have NOT changed as a result of the transaction.

How to reach us

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your Policy, and (3) any other information or materials that we provide in connection with your Policy or the Portfolios, you may communicate with our Operations Center as listed below for the purposes described or register to view your Policy online at www.service.protective.com. Please refer to "Telephone/fax transactions" below for effective dates for processing telephone and facsimile requests, later in this Prospectus. Certain methods of contacting us, such as by telephone or fax may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:

For subsequent premium payments sent by regular mail:

Equitable Financial Variable — Dept #2635
P.O. Box 11407
Birmingham, AL 35246-2635

For subsequent premium payments sent by express delivery:

Regions Lockbox Operations
Attn: Equitable Financial Variable — LBX Dept #2635
2090 Parkway Office Circle
Hoover, AL 35244

For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by mail:

Equitable Financial Life Insurance Company of America
PO Box 4830
Syracuse, NY 13221

By toll-free phone:

Customer service representatives are available weekdays from 8am to 7pm, EST Monday — Thursday and 8am to 5pm EST on Friday at 1-800-487-6669.

By Internet:

You may register for online account access at www.service.protective.com. Our website provides access to account information and customer service. After registering, you can view account details, print customer service forms and find answers to common questions.

Receipt of communications and transaction requests

Your written correspondence will be picked up at the mailing address noted above and delivered to our Operations Center. Your written correspondence, however, is not considered received by us until it is received at our Operations Center in Good Order. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Operations Center or via the appropriate telephone or fax number or internet website if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day. Our Operations Center is: 5788 Widewaters Parkway, Syracuse, NY 13214.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, or (2) by writing our Operations Center. For more information about the transaction requests you can make by phone or fax, see "Telephone/fax transactions" below.

Telephone/fax transactions

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone or fax instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this section and the Transfer section of the Prospectus. We will only accept telephone or fax transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Thursday, 8 AM to 7 PM, Eastern Time and Friday, 8 AM to 5 PM, Eastern Time.

Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you may make your transaction request by writing our Operations Center.

Equitable America Variable Account L

Equitable America Variable Account L (the "Separate Account") is a separate investment account of the Company. Presently, only premium payments and Fund Values of flexible premium variable life insurance policies are permitted to be allocated to the Separate Account. The assets in the Separate Account are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in the Separate Account. The Company is required to keep assets in the Separate Account that equal the total market value of the Policy liabilities funded by the Separate Account. Realized or unrealized income, gains or losses of the Separate Account are credited or charged against the Separate Account assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the Policies are assets of the Separate Account. The Separate Account assets are not chargeable with liabilities of the Company's other businesses.

Fund Values of the Policy allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of the Separate Account. We may withdraw amounts from the Separate Account that represent our investments in the Separate Account or that represent fees and charges under the Policies that we have earned. All obligations of the Company under the Policy are general corporate obligations of the Company. The Company may accumulate in the Separate Account proceeds from various policy charges and investment results applicable to those assets.

Equitable America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). A unit investment trust is a type of investment company. The SEC does not supervise the administration or investment practices or policies of the Separate Account. The Company is not required to register, and is not registered, as an investment company under the 1940 Act. For state law purposes, the Separate Account is treated as a part or division of the Company.

THE PORTFOLIOS

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC ("Equitable IMG"), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust and EQ Advisors Trust (collectively, the "affiliated Trust"). For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated Trust and is responsible for retaining or discontinuing the services of those sub-advisers, if any.

Information regarding each of the currently available Portfolios, their investment adviser(s) and/or sub-adviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See Appendix A: "Portfolio Companies available under the contract."

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the portfolios carefully before investing. In order to obtain copies of the portfolios' prospectuses, you may call one of our customer service representatives at (800) 487-6669, or visit https://protective.onlineprospectus.net/protective/funds/.

You should be aware that Equitable Advisors and Equitable Distributors, LLC ("Equitable Distributors") (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, Equitable IMG receives advisory fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administration fees in connection with the services they provide to the Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

The Company or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment advisory fees and administration expenses, will reduce the underlying Portfolios' investment returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the "EQ Fund of Fund Portfolios"). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their total account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the "EQ volatility management strategy") and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed death benefits, as discussed below.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the Appendix A: "Portfolio Companies available under the contract" by a "†".

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy), and investment option restrictions in connection with any guaranteed death benefit that include these Portfolios are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed death benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the "Appendix A: Portfolio Companies available under the contract" by a "r". Such techniques could also impact your account value and guaranteed death benefit, if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Asset Transfer Program

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)  By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)  By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/ Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Voting of Portfolio shares

Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each Portfolio held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Portfolios on matters requiring shareholder voting under the Investment Company Act of 1940 (the "Act"). Our exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of the Separate Account. We may elect to vote the shares of the Portfolios in our own right if

(1)  the Act or any regulations thereunder is amended, or

(2)  the present interpretation of the Act should change, and

(3)  as a result we determine that it is permitted to vote the shares of the Portfolios in our right.

The person having the voting interest under a Policy is the Policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Portfolio for determining shareholders eligible to vote at that Portfolio's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all Policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all Policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Portfolios held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of Portfolios held by the Separate Account and other separate accounts of the Company. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Disregard of voting instructions

The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on the Company. If the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to policy owners.

Report to policy owners

A statement will be sent at least annually to each policy owner setting forth:

(1)  A summary of the transactions which occurred since the last statement; and

(2)  Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out for premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

Each policy owner will receive a notice that the annual and a semiannual report containing financial statements for the Portfolios is available online. The Portfolios' statement will include a list of the investments of the Portfolios, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws. Financial statements of the Separate Account are provided to each policy owner annually.

Substitution of investments and right to change operations

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by the Separate Account or any of its other separate accounts. The Company may substitute shares of another Portfolio or of a different fund for shares already purchased, or to be purchased in the future under the Policies if:

(1)  Shares of any or all of the Portfolios should no longer be available for investment; or

(2)  Further investment in shares of any or all Portfolios should become inappropriate in view of the purposes of the Policies.

The substituted Portfolio may have higher fees and expenses. Where required, the Company will not substitute any shares attributable to a policy owner's interest in the Separate Account without notice, policy owner approval, or prior approval of the Securities and Exchange Commission if required. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

The Company also reserves the right to establish additional subaccounts of the Separate Account. Each additional subaccount would invest in (1) a new Portfolio, or (2) in shares of another investment company, a Portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new subaccounts will be made available to existing policy owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant. However, we will not move your investments from such subaccounts unless applicable law allows us to do so and any required regulatory approvals have been obtained.

If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the Policies, the Separate Account may:

(1)  be operated as a management investment company under the Investment Company Act of 1940 (the "Act") or any other form permitted by law,

(2)  be deregistered under that Act if such registration is no longer required, or

(3)  be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to comply with law

The Company reserves the right to make any change without consent of policy owners to the provisions of the Policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but are not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state. We will notify you of such changes.

GENERAL DESCRIPTION OF THE POLICY

Application for a Policy

Since these Policies are no longer available to new purchasers, this information is provided for informational purposes only. The Policy is available to both individuals as well as corporations that provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of Equitable Advisors, LLC ("Equitable Advisors"). The licensed agent submits the application to the Company. The Policy may also be sold through other broker-dealers authorized under the law. (See "Distribution of the Policies"). A Policy can be issued on the life of an insured for ages up to and including 80 years with evidence of insurability that satisfies the Company. The age of the insured is the age on his or her last birthday prior to the date of the Policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued Policies.

Each Policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the Policy. The policy date will normally be the later of (1) the date that delivery of the Policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

Temporary insurance coverage

If you want insurance coverage before the Policy Release Date and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the Policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See "Premiums — Premium flexibility."

Coverage under the Temporary Insurance Agreement ends (except for contracts issued in Kansas) on the earliest of:

•  the Policy Release Date, if the Policy is issued as applied for;

•  the 15th day after the Policy Release Date or the date the Policy takes effect, if the Policy is issued other than as applied for;

•  no later than 90 days from the date the Temporary Insurance Agreement is signed;

•  the 45th day after the form is signed if you have not finished the last required medical exam;

•  5 days after the Company sends notice to you that it declines to issue any Policy; and

•  the date you tell the Company that the Policy will be refused.

For contracts issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

•  the Policy Release Date, if the Policy is issued as applied for;

•  the 15th day after the Policy Release Date or the date the Policy takes effect, if the Policy is issued other than as applied for;

•  the date you tell the Company that the Policy will be refused; and

•  the day written notice of the declination and refund of premium is provided to the applicant.

If the insured dies during the period of temporary coverage, the death benefit will be:

(1)  the insurance coverage applied for (including any optional riders) up to $500,000, less

(2)  the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 5% per year. If the Policy is issued and accepted, these amounts will be applied to the Policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

(1)  the date you tell the Company that the Policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the Policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

(2)  the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the Policy applied for is issued or refused.

Premiums will be returned to you with interest within 5 days after the date the Company sends notice to you declining to issue any Policy.

Initial premium payment

Once your application is approved and you are issued a Policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment specified in your Policy must be paid in full when your Policy is delivered. Your Policy if issued exactly as applied for, is effective on (1) the date we authorize its delivery, or (2) any later policy date requested in the application. If your Policy is issued other than as applied for, the Policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living. If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you earns interest until the Policy Release Date. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 5% per year. Upon the Policy Release Date (or when your premium payment is received if you did not pay premium when you applied for the Policy) your premiums will be allocated to the EQ/Money Market subaccount. When the free look period ends, amounts held in the EQ/Money Market subaccount will be allocated to the subaccounts of Equitable America Variable Account L or the Guaranteed Interest Account pursuant to your instructions.

Policy date

The Company may approve the backdating of a Policy. However, the Policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the Policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

Risk classification

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this Policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "Federal income tax considerations" in this Prospectus.

The Guaranteed Interest Account

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company subject to the Guaranteed Interest Account limits noted below. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the Guaranteed Interest Account are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. For more details regarding the Guaranteed Interest Account, see the Policy.

General description

Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in Equitable America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, Equitable America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of Equitable America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts subject to the Guaranteed Interest Account limits noted below. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0133689% daily, compounded daily, for a minimum effective annual rate of 5.0%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5.0% annual rate.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

Limitations on amounts in the Guaranteed Interest Account

No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the dollar amount allocated to the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the policy owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the policy owner elects the Right to exchange Policy. See "Overview of the Policy — Right to exchange Policy."

Death Benefit

The death benefit under the Policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The Death Benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last monthly anniversary or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. Under Option II, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value on date of death or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. See "Death benefits and accessing your money."

Policy charges

Deductions from premiums, monthly deductions from the Fund Value, and Fund Charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by rider, and Administrative Fund Charge and sales Fund Charge. Fees for partial withdrawals and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

You will not directly or indirectly pay charges applicable to the Portfolios, including the operating expenses of the Portfolios, and the investment advisory fee charged by the Portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

Transfers

Amounts may be transferred from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations:

(1)  Transfers to the Guaranteed Interest Account may be made at any time and in any amount subject to the $250,000 limit on total amounts allocated to the Guaranteed Interest Account. These limits are waived if the policyowner elects the Right to Exchange the Policy. See "Right to Exchange the Policy."

(2)  Transfers from the Guaranteed Interest Account to the subaccounts are limited to

a.  one in any policy year, and

b.  the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of transfer, and

c.  the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the Valuation Date when it is received. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored and will be returned to the policy owner.

Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations for transfers in excess of four per policy year, subject to the maximum charge guaranteed in the Policy on the number and the dollar amount of transfers.

Surrenders and Policy loans

You may also make full surrenders, partial withdrawals, and preferred partial withdrawals from the Guaranteed Interest Account to the same extent as if you had allocated premiums and Fund Values to the subaccounts. See "Full surrender," and "Partial withdrawal." However, with respect to Policies issued for delivery to residents of the Commonwealth of Pennsylvania, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the Policy.

PAYMENT OF PREMIUMS AND DETERMINING YOUR POLICY'S VALUE

Premiums

The Policy is a flexible premium Policy. The Policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

Premium flexibility

The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the Policy in effect. If you want to pay premiums less often than monthly, the premium required to put the Policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

(1)  the Policy's Specified Amount,

(2)  any riders added to the Policy, and

(3)  the insured's

(a)  Age,

(b)  smoking status,

(c)  gender (unless unisex cost of insurance rates apply, see "Deductions from Fund Value — Cost of insurance"), and

(d)  underwriting class.

The Minimum Monthly Premium will be shown in the Policy. After the first two policy years you are no longer required to pay a minimum premium amount and, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The Policy is guaranteed not to lapse during the first two policy years if on each monthly anniversary the Minimum Monthly Premium requirements are satisfied. See "Grace period and lapse."

Generally, your Policy remains in effect so long as your Policy has Surrender Value. Charges that maintain your Policy are deducted monthly from Fund Value. The Surrender Value of your Policy is affected by:

(1)  the investment experience of any amounts in the subaccounts of Equitable America Variable Account L,

(2)  the interest earned in the Guaranteed Interest Account,

(3)  the deduction from Cash Value of the various charges, costs, and expenses imposed by the Policy provisions, and

(4)  Outstanding Debt.

This in turn affects the length of time your Policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Surrender Value of your Policy is sufficient to pay these charges. See "Grace period and lapse."

Scheduled premium payments (Planned Premium Payments)

When you apply for a Policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments after the first 2 policy years. For Policies offered to residents of, or issued for delivery in the Commonwealth of Massachusetts, you will determine a Planned Premium Payment. The

Planned Premium Payment provides for the payment of level premiums at fixed intervals over a specified period of time. For those policy owners, the term "Scheduled Premium Payment" used in this Prospectus refers to "Planned Premium Payment."

You may elect to make monthly premium payments by the MONYMatic Plan. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid manually before premiums may be paid by the MONYMatic Plan. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your Policy will remain in effect. (See "Grace period and lapse.")

Guaranteed Death Benefit Rider

When you apply for a Policy, you will be able to choose to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider may extend the period that the Specified Amount of your Policy and certain other rider coverages will remain in effect if the subaccounts suffer adverse investment experience. The Guaranteed Death Benefit Rider is not available on Policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the States of New Jersey and Texas. (See "Other optional insurance benefits.")

Modified Endowment Contracts

The amount, frequency and period of time over which you pay premiums may affect whether your Policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your Policy. See "Federal income tax considerations — Modified Endowment Contracts."

Unscheduled premium payments

Generally, you may make premium payments at any time and in any amount as long as each payment is at least $250. However, if the premium payment you wish to make exceeds the Scheduled Premium Payments for the Policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the Policy's death benefit exceeds the Specified Amount for the Policy. The Policy's death benefit would exceed the Specified Amount of the Policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death benefits and accessing your money," and "Federal income tax considerations." However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the Internal Revenue Code law definition of life insurance.

Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied as premium payments. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

Premium payments affect the continuation of the Policy

If you skip or stop paying premiums, the Policy will continue in effect until the Surrender Value can no longer cover (1) the monthly deductions from the Fund Value for the Policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace period and lapse."

Your Policy is guaranteed to remain in effect as long as:

(a)  the Surrender Value is greater than zero; or

(b)  you have purchased the Guaranteed Death Benefit Rider and you have met all its requirements; or

(c)  during the first two policy years, the Minimum Monthly Premium requirements are satisfied.

Allocation of Net Premiums

Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.

You may change the allocation of net premiums at any time by submitting a written request in Good Order to the Company's Operations Center at 5788 Widewaters Parkway, Syracuse, NY 13214. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Operations Center. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone/fax transactions." Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective on the Valuation Date we receive your instructions.

Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.

Determination of Fund Value

Although the death benefit under a Policy can never be less than the Policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

•  Payment of premiums.

•  Amount held in the Loan Account to secure any Outstanding Debt.

•  Partial withdrawals.

•  Preferred partial withdrawals.

•  The charges assessed in connection with the Policy.

•  Investment experience of the subaccounts.

•  Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and Fund Value to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding Portfolios. The values of the subaccounts reflect the investment experience of the corresponding Portfolio. The investment experience reflects:

•  The investment income.

•  Realized and unrealized capital gains and losses.

•  Expenses of a portfolio including the investment adviser fees.

•  Any dividends or distributions declared by a Portfolio.

Any dividends or distributions from any of the Portfolios are reinvested automatically in shares of the same Portfolio. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Separate Account.

Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the Policy for that subaccount. (See "Calculating unit values for each subaccount.") On any day, the amount in a subaccount of Equitable America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the Policy. The units of each subaccount will have different unit values.

Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

•  Make partial withdrawals.

•  Make preferred partial withdrawals.

•  Make full surrenders.

•  Transfer amounts from a subaccount (including transfers to the Loan Account).

•  Pay the death benefit when the insured dies.

•  Pay monthly deductions from the Policy's Fund Value.

•  Pay policy transaction charges.

•  Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business on a given Valuation Date. The number of units changes only as a result of the deduction of any policy transactions or charges. The number of units credited will not change because of later changes in unit value.

Transactions are processed when at the Company's Operations Center. (See "Receipt of Communications and Transaction Requests.") All policy transactions are performed as of a Valuation Date. If a transaction date or monthly anniversary day occurs on a day other than a Valuation Date (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for regular trading.

Calculating Fund Value

The Fund Value of your Policy on the policy date is:

(a)  the net premiums received by us on or before the policy date; less

(b)  the monthly deduction due on the policy date.

After that, we make Fund Value calculations on Valuation Dates. On any Valuation Date, we determine the Fund Value of a Policy as follows:

(a)  determine the Policy's Fund Value in each subaccount (see below) on that Valuation Date;

(b)  determine the amount of any refund by multiplying the Fund Value in the subaccount by 0.04167%. This refund is determined and allocated to each subaccount on each monthly anniversary day after the 10th policy anniversary. It is based on current expectations as to mortality, investment earnings, persistency and expenses, and is not guaranteed;

(c)  total the Fund Value in each subaccount on that Valuation Date;

(d)  add the Fund Value in the Guaranteed Interest Account on that Valuation Date; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Valuation Date, decreased by any allocations against the Guaranteed Interest Account before that Valuation Date for: (i) any amounts transferred to Loan Account; (ii) any amounts transferred to the subaccounts plus any applicable transfer charge; (iii) any partial withdrawal and its fee; and (iv) any monthly deductions.

(e)  add any amounts in the Loan Account on that Valuation Date;

(f)  add interest credited on that Valuation Date on the amounts in the Loan Account since the last monthly anniversary day;

(g)  add any net premiums received on that Valuation Date;

(h)  deduct any partial withdrawal, and its fee, made on that Valuation Date; and

(i)  deduct any monthly deduction to be made on that Valuation Date.

Calculating unit values for each subaccount

The Company calculates the unit value of a subaccount on any Valuation Date as follows:

(1)  Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

(2)  Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

(3)  Subtract a charge for the mortality and expense risk assumed by the Company under the Policy. See "Daily deductions from Equitable America Variable Account — Mortality and Expense Risk Charge." If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

(4)  Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Valuation Date was set at $10.00.

Grace period and lapse

Your Policy will remain in effect as long as:

(1)  it has a Surrender Value greater than zero;

(2)  the Guaranteed Death Benefit Rider, if applicable, is in effect; or

(3)  during the first two policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial withdrawals (and related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your Policy has been in effect.

If the Policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the Policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider. If your Policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider.

You must understand that after the first two policy years, the Policy can lapse even if the scheduled premium payments are made unless you have met the requirements of the Guaranteed Death Benefit Rider.

If Guaranteed Death Benefit Rider is not in effect

To avoid lapse if (1) the Surrender Value is insufficient to pay the current monthly deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your Policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your Policy.

If the Cash Value of your Policy less any Outstanding Debt will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your Policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first two policy years, if the Cash Value of the Policy is less than zero, you must pay:

(1)  The Minimum Monthly Premium not paid, plus

(2)  Not less than two succeeding Minimum Monthly Premiums (or the number of Minimum Monthly premiums remaining until the next scheduled premium due date.

After the second policy anniversary, the payment required is:

(1)  The monthly deduction not paid, plus

(2)  Two succeeding monthly deductions or, if greater, the number of monthly deductions until the next scheduled premium due date, plus the amount of the deductions from premiums for various taxes and the sales charge.

(See "Charges and deductions — deductions from premiums.") The Policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the Policy will end and your Policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

(1)  The amount of the death benefit immediately prior to the start of the grace period, reduced by

(2)  Any unpaid monthly deductions and any Outstanding Debt.

If Guaranteed Death Benefit Rider is in effect

The Specified Amount of your Policy and most rider coverages will not lapse during the guarantee period even if the Surrender Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

(1)  The Guaranteed Death Benefit Rider is in effect, and

(2)  The test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Rider."

While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your Policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

Reinstatement

We may reinstate a lapsed Policy at any time, but only:

(1)  before the maturity date, and

(2)  within five years after the monthly anniversary day which precedes the start of the grace period.

To reinstate a lapsed Policy we must also receive:

(1)  a written application from you,

(2)  evidence of insurability satisfactory to us,

(3)  payment of all monthly deductions that were due and unpaid during the grace period,

(4)  payment of an amount at least sufficient to keep your Policy in effect for three months after the reinstatement date and

(5)  payment or reinstatement of any debt due us on the Policy, plus payment of interest on any reinstated debt from the date of rein statement to the next policy anniversary at the rate which applies to policy loans on the date of reinstatement.

When your Policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

(1)  The Fund Charges will be equal to the Fund Charges that would have existed had your Policy been in effect since the original policy date.

(2)  The Fund Value will be reduced by the decrease, if any, in the Fund Charge during the period that the Policy was not in effect.

(3)  Any Outstanding Debt on the date of lapse will also be reinstated.

(4)  No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions. See "Federal income tax considerations" for additional information.

TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

You may transfer Fund Value among the subaccounts by sending a proper written request in Good Order to the Company's Operations Center. Transfers are effective on the Business Day we receive the transfer request. Our written correspondence will be picked up at the mailing address noted above and delivered to our Operations Center.

Your written correspondence, however, is not considered received by us until it is received at our Operations Center in Good Order. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Operations Center or via the appropriate telephone or fax number or internet website if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day. Our Operations Center is: 5788 Widewaters Parkway, Syracuse, NY 13214.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, or (2) by writing our Operations Center. For more information about the transaction requests you can make by phone or fax, see "Telephone/fax transactions" in this Prospectus.

Transfers may be made by telephone if you have proper authorization. You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone or fax instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this section and the Transfer section of the Prospectus. We will only accept telephone or fax transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Thursday, 8 AM to 7 PM, Eastern Time and Friday, 8 AM to 5 PM, Eastern Time.

Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you may make your transaction request by writing our Operations Center.

Currently, there are no limitations on the number of transfers between subaccounts except for the restrictions on disruptive transfer activity described below. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer.

You may not make a transfer if your Policy is in the grace period and a payment required to avoid lapse is not paid.

No charges are currently imposed upon transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers in excess of four during a policy year.

Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. No transfer to the Guaranteed Interest Account will be accepted which would cause the dollar amount allocated to the Guaranteed Interest Account to exceed $250,000 on the date of transfer. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account."

Disruptive transfer activity

You should note that the Policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying Portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate Portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio investments may impede efficient Portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Portfolio manager to effect more frequent purchases and sales of Portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying Portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer subaccounts with underlying Portfolios that are part of EQ Premier VIP Trust and EQ Advisors Trust (together, the "Affiliated Trusts"), as well as subaccounts with underlying Portfolios of Trusts with which the Company has entered into participation agreements (the "Unaffiliated Trusts" and, collectively with the Affiliated Trusts, the "Trusts"). The Affiliated Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the Affiliated Trust obtains from us policy owner trading activity. The Affiliated Trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.

When a Policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the Policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected Policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each Unaffiliated Trust may have its own policies and procedures regarding disruptive transfer activity. If an Unaffiliated Trust advises us that there may be disruptive activity from one of our policy owners, we will work with the Unaffiliated Trust to review policy owner trading activity. Each Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the Trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a Trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the Trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

DEATH BENEFITS AND ACCESSING YOUR MONEY

The death benefit

The minimum initial Specified Amount is $100,000.

When you apply for your Policy, you can purchase either of two benefit periods under the Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the Policy and most rider coverages will remain in effect during the applicable benefit period. At issue, you can elect either one of two benefit periods as follows: (a) the later of the insured's age 75, or ten years from the date of the Policy, or (b) the Maturity Date regardless of the Policy's Cash Value. (See "Guaranteed Death Benefit Rider.")

As long as the Policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

(1)  The Policy's death benefit, plus

(2)  Any insurance proceeds provided by rider, less

(3)  Any Outstanding Debt reduced by any unearned loan interest (and, if in the grace period, less any overdue charges), less

(4)  If death occurs during a period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including deduction for the month of death.

Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option I has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your Policy is in effect, the death benefit under either option will never be less than the Specified Amount of your Policy.

Option I — The death benefit equals the greater of:

(a)  The Specified Amount on the insured's date of death, plus the increase in Fund Value since the last monthly anniversary day; and

(b)  The Fund Value on the insured's date of death, plus the applicable death benefit percentage of the Fund Value on the last monthly anniversary day.

The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined by the Internal Revenue Code. The Internal Revenue Code establishes two alternative definitions of a life insurance policy for tax purposes. See "Federal income tax considerations." The definition applicable to your Policy requires the death benefit to be no less than a stated percentage of your Policy's Fund Value. (The applicable percentages are set forth in Appendix B to this Prospectus and in your Policy.) As adjusted for the manner in which the Company defines the death benefit under your Policy, the death benefit percentage applicable to insureds 40 or under is 150% and declines for older insureds. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option I.

Option II — The death benefit equals the greater of:

(a)  The Specified Amount of the Policy, plus the Fund Value as of the insured's date of death; and

(b)  The Fund Value on the insured's date of death, plus the applicable death benefit percentage of the Fund Value on the last monthly anniversary day.

The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option I and is stated in Appendix B. The death benefit in Option II will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option II.

Examples of Options I and II

The following examples demonstrate the determination of death benefits under Options I and II. The examples show three Policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that the insured is age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

	Policy 1	Policy 2	Policy 3
Specified Amount	$100,000	$100,000	$100,000
Fund Value on Date of Death	$35,000	$60,000	$85,000
Death Benefit Percentage	150%	150%	150%
Death Benefit under Option I	$100,000	$150,000	$212,500
Death Benefit under Option II	$135,000	$160,000	$212,500

Option I, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) and the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option I, Policies 2 & 3: The death benefit is equal to the Fund Value plus the Fund Value multiplied by the death benefit percentage since ($60,000 + ($60,000 x 150%) = $150,000 for Policy 2; $85,000 + ($85,000 x 150%) = $212,500 for Policy 3) is greater than the Specified Amount ($100,000).

Option II, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option II, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($60,000 + ($60,000 x 150%) = $150,000).

Option II, Policy 3: The death benefit is the Fund Value plus the Fund Value multiplied by the death benefit percentage ($85,000 + ($85,000 x 150%) = $212,500) since it is greater than the Specified Amount plus the Fund Value ($100,000 + $85,000 = $185,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details. Payments made to a beneficiary under a payment plan could have tax consequences. See "Federal income tax considerations."

Changes in death benefit option

You may request that the death benefit option under your Policy be changed from Option I to Option II, or Option II to Option I. You may make a change by sending a written request to the Company's Operations Center. A change from Option II to Option I is made without providing evidence of insurability. A change from Option I to Option II will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

If you change from Option I to Option II your Policy's Specified Amount is reduced by the amount of the Policy's Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. The total death benefit will not change immediately. The change to Option II will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new Specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option II to Option I, the Specified Amount of the Policy will remain the same. The death benefit will be reduced to the Specified Amount. However, the death benefit will equal the Fund Value on the date of death plus the Fund Value on the monthly anniversary day prior to the date of death times the Death Benefit Percentage if that amount is greater than the Specified Amount. The change to Option I will generally reduce the death benefit payable in the future.

A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Deductions from Fund Value — Cost of insurance." If the Policy's death benefit is not based on the death benefit percentage under Option I or II, changing from Option II to Option I will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age. Changing the death benefit option may have tax consequences.

Changes in Specified Amount

You may request an increase or decrease in the Specified Amount under your Policy subject to Company approval. A change in the Specified Amount may be requested at any time after the second policy anniversary. Increases in Specified Amount are not permitted on or after the insured's age 81 or if the monthly deduction is being waived. For Policies offered to residents of, or issued for delivery in, the State of New Jersey, increases in Specified Amount are not permitted after the insured's age 66. Increasing the Specified Amount will generally increase the Policy's death benefit. Decreasing the Specified Amount will generally decrease the Policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the Policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in effect and the policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

To increase or decrease the Specified Amount, send a written application to the Company's Operations Center. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request. See "Other information — Federal income tax considerations" for certain possible tax consequences and limitations.

Increases

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. An increase will not be given for increments of Specified Amount less than $10,000.

When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and Deductions." In addition, the Fund Charges associated with your Policy will increase. The Fund Charges for the increase are computed in a similar way as for the original Specified Amount. The target premiums and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed. You cannot increase the Specified Amount if monthly deductions are being waived under the Waiver of Monthly Deduction rider.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) the new coverage segments. Allocation to new coverage segments will be in the same proportion that the guideline annual premiums for each segment bear to the sum of guideline annual premiums for all segments. Guideline annual premiums are defined by federal securities law. Fund Value will also be allocated to each coverage segment.

You will have the right to cancel an increase in the Specified Amount within the later of (1) 45 days after Part I of the application for the increase is signed, or (2) ten days (or longer in certain states) after receipt of the policy endorsement applicable to the increase. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The Fund Charges will also be adjusted to the amount which would have existed had the increase never taken place.

Decreases

Any decrease in Specified Amount (whether requested by you or resulting from a partial withdrawal or a death benefit option change) will be applied:

(1)  To reduce the coverage segments of Specified Amount associated with the most recent increases, then

(2)  To the next most recent increases successively, and last

(3)  To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if the requested amount of the decrease is less than $10,000.

If the reduction decreases the Specified Amount during the Fund Charges period, the Fund Charges on the remaining Specified Amount will be reduced. However, an amount equal to the reduction in the Fund Charges will be deducted from the Fund Value. See "Charges and deductions — Fund charges." Target premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

(1)  Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your Policy,

(2)  To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Surrender Value of your Policy, or

(3)  The decrease would result in a Specified Amount which is less than the Specified Amount we then allow or if the resulting Fund Value would be less than the product of: (a) the number of months to the next policy anniversary, times (b) the monthly deduction.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal income tax considerations" for information on how changes in benefits can have limitations and tax implications under various tax rules.

Guaranteed Death Benefit Rider

When you apply for your Policy you will be able to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider provides under certain circumstances a death benefit (equal to the Specified Amount only of your Policy) and may keep certain rider coverages in effect, even if the Surrender Value of the Policy is zero on any monthly anniversary date.

The Guaranteed Death Benefit Rider allows you to choose the length of the period during which the Policy is guaranteed to remain in effect. The available two periods are:

•  until the insured's age reaches 75 years (but not less than 10 years from the policy date); or

•  until the Maturity Date of your Policy.

To remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will end subject to the rider's grace period. In addition, this rider will automatically end at the later of the insured's age 75 or ten years from the policy date or the Maturity Date of the Policy ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end when the rider is no longer in force. See "Deductions from Fund Value — Guaranteed Death Benefit Charge"

On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider you have chosen in effect. To remain in effect, we make two calculations.

The first calculation shows the net premiums you have paid. We:

(1)  total the actual premiums you have paid for the Policy, and

(2)  subtract the amount of:

(a)  partial withdrawals (and associated fees), and

(b)  outstanding debt

The second calculation shows the amount of premiums the rider required you to pay. We:

(1)  take the Monthly Guarantee Premium specified by the rider and

(2)  multiply it by the number of complete months since the policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the rider, will end. Once ended, the rider cannot be reinstated.

The grace period for this rider is explained in the section called "Grace period and lapse — if Guaranteed Death Benefit Rider is in effect."

The Guaranteed Death Benefit Rider is not available on Policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey or Texas. Because the Guaranteed Death Benefit Rider is not available, the grace period and lapse will be treated as if the Guaranteed Death Benefit is not in effect.

It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your Policy. See Appendix C for the monthly guarantee premiums and an example of the Guaranteed Death Benefit Rider.

Full surrender

You may fully surrender your Policy at any time during the lifetime of the insured. The amount received for a full surrender is the Policy's Fund Value less (1) any Fund Charges, and (2) any Outstanding Debt reduced by any unearned loan interest (the "Surrender Value").

You may surrender your Policy by sending a written request together with the Policy to the Company's Operations Center. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received in Good Order. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your Policy. See "Payment Plan/settlement provisions." For information on the tax effects of surrender of a Policy, see "Federal income tax consideration."

Partial withdrawal

With a partial withdrawal, you obtain a part of the Surrender Value of your Policy without having to surrender the Policy in full. You may request a partial withdrawal after the second policy anniversary. The partial withdrawal will take effect on (1) the Valuation Date that we receive your request at our Operations Center in Good Order, or (2) on the next Business Day if that day is not a Business Day. There is currently no limit on the number of partial withdrawals allowed in a policy year. However, the Company reserves the right to limit the number of partial withdrawals to 12 per year. A partial withdrawal may not result in a Specified Amount in force less than the minimum we then allow.

A partial withdrawal must be for at least $500 (plus the applicable fee). In addition, your Policy's Surrender Value must be at least $500 after the partial withdrawal. However, partial withdrawals from the Guaranteed Interest Account are subject to certain limitations. You can only make a partial withdrawal of amounts in the Guaranteed Interest Account to a maximum amount which bears the same proportion to the total amount being surrendered as the amount of Fund Value held in the Guaranteed Interest Account bears to the Fund Value in the Guaranteed Interest Account. and all subaccounts on the date of the partial withdrawal.

You may make a partial withdrawal by submitting a written request in Good Order to the Company's Operations Center. Partial withdrawal allocations may be by either dollar amount or percentage of Fund Value. Allocations by percentage must be in whole percentages and at least 10% of the partial withdrawal must be allocated against the Guaranteed Interest Account or any subaccount included in the allocation. We will not accept an allocation request that is incorrect or if there is insufficient Fund Value in the Guaranteed Interest Account or subaccount to provide the requested allocation against it. But, if an allocation is not requested, then the entire amount of the partial withdrawal will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that the Fund Value held in the Guaranteed Interest Account and each subaccount bears to the Fund Value in the Guaranteed Interest Account and all the subaccounts. As of the effective date of any partial withdrawal, your Fund Value, Cash Value, and Surrender Value are reduced by the amount surrendered (plus the applicable fee). The reduction in any such value caused by any partial withdrawal (plus the applicable fee) is allocated proportionately to the policy owner's Fund Value in the subaccounts and Guaranteed Interest Account unless he/she requests otherwise. If the insured dies after the request for a partial withdrawal is sent to the Company and prior to it being effected, the amount of the partial withdrawal will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

If Death Benefit Option 1 is in effect on the day on which a partial withdrawal is made, we shall then reduce the amount of the death benefit payable on that day by the amount of the partial withdrawal, plus its applicable fee. If the amount of that reduced death benefit is less than the Specified Amount in force on that day, then the Specified Amount in force on that day will be decreased to equal the amount of that reduced death benefit. But the amount of partial withdrawal cannot result in a Specified Amount in force less than the minimum Specified Amount we allow. A partial withdrawal will not change the Specified Amount of a Policy on which the owner has selected death benefit option II. However, assuming that the death benefit is not equal to Fund Value plus Fund Value times a death benefit percentage, the partial withdrawal will reduce the death benefit by the amount of the partial withdrawal. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the insured, a partial withdrawal may cause the death benefit to decrease by an amount greater than the amount of the partial withdrawal. See "Death benefits and accessing your money."

A fee for each partial withdrawal will be assessed. See "Charges and deductions — transaction and other charges". In addition, a portion of the Fund Charges may be assessed if the Specified Amount is reduced as a result of the partial withdrawal. See "Charges and deductions — Fund charges."

For information on the tax treatment of partial withdrawals and potential tax effects of Policy changes such as a reduction in Specified Amount, see "Federal income tax considerations."

Preferred partial withdrawal

A fund charge which otherwise would have been imposed, will not be imposed to the extent required to permit the policy owner to receive amounts up to 10% of the Cash Value of the Policy each year. The Cash Value of the Policy is determined on the date the first request for a partial withdrawal is received in a policy year. The partial withdrawal fee will, however, be charged. The Company reserves the right to limit the number of partial withdrawals available under the preferred partial withdrawal to not more than 12 per policy year.

TAX INFORMATION

Federal income tax considerations

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. It generally assumes the policy owner is a natural person who is a U.S. citizen and resident and that the Policy qualifies as life insurance under federal tax rules. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may also be different tax consequences if you assign your Policy, transfer an interest therein or designate a new owner.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax status of the Policy

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that for any reason a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been sufficiently addressed in published rulings. While we believe that the Policies do not give policy owners investment control over Equitable America Variable Account L assets, we reserve the right to modify the Policies as necessary to help prevent a policy owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of Equitable America Variable Account L be "adequately diversified" in order for the Policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Portfolios, will satisfy these diversification requirements, though no assurances can be given in this regard. If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the policy owner would generally be taxed currently on the income on the contract (as defined in the tax law).

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Income tax treatment of policy benefits

In general, we believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. In addition, if the death benefit is not received in a lump sum and is, instead, used to purchase a payment plan providing monthly income for the lifetime of the beneficiary, generally payments will be prorated between amounts attributable to the death benefit, which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death), which will be includible in the beneficiary's income. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract." An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance policies. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but "Modified Endowment Contract" status generally depends on the amount of premiums paid during the first seven policy years and whether the Policy is received in exchange for a life insurance contract that was a Modified Endowment Contract. Certain material changes (as defined by tax law) in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. In addition, certain reductions in benefits could result in a Policy becoming a Modified Endowment Contract. A current policy owner should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions other than death benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the Policy only after all gain in the Policy has been distributed.

(2)  Loans, assignments, or pledges of any portion of the Fund Value of a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly. If the entire Fund Value is assigned or pledged, subsequent increase in the Fund Value are also treated as withdrawals for as long as the assignment or pledge remains in place. Your investment in the Policy is increased by the amount includible in income with respect to any assignment, pledge or loan.

(3)  A 10 percent additional tax is imposed on the amount subject to tax except where the distribution is made when the policy owner has attained age 59 1/2 or is disabled (as defined by tax law), or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Multiple policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policy owner during the same calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy owner's income when a taxable distribution occurs.

Distributions other than death benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions when made. However, in situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy loans. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a Policy matures, is canceled, surrendered or lapses, the amount of the Outstanding Debt will be added to the amount deemed distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules. If you are not a U.S. resident or not a U.S. citizen, taxable distributions (including taxable death benefits) from life insurance policies will generally be subject to U.S. federal withholding tax at a 30% rate, unless a lower treaty rate applies.

Status for income tax purposes; FATCA. In order for the Company to comply with income tax withholding and information reporting rules which may apply to life insurance policies, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to Policy ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report policy values and other information for certain policyholders. For this reason the Company may require appropriate status documentation at various times, including when a death benefit is paid. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.

Restoration of a terminated Policy. For tax purposes, some restorations of a Policy that terminated after a grace period may be treated as the purchase of a new Policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the Policy to qualify as life insurance under future tax rules.

Pension and profit sharing plans. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the Policy pursuant to a qualified retirement plan should consult with their own tax advisers.

Business and employer owned Policies. Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a Policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending legislative proposals.

Requirements for income tax free death benefits. Employer owned life insurance policies are subject to additional federal tax law requirements. The provisions can have broad application for policy owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.

The additional rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing Policy to be treated as a new Policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy with the tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

Section 1035 Exchanges. Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to Section 1035 exchanges. You should consult your tax advisor.

Non-individual owners and business beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person (an "entity"), Code section 264(f) could limit some (or all) of such entity's interest deduction, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code section 264(f)(5), if an unincorporated business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by that business for purposes of the Code section 264(f) rules. An exception to the interest disallowance rule of Code section 264(f) is available for a Policy owned by an entity engaged in a trade or business, if the Policy covers only one individual and that individual is, at the time first covered by the Policy, (1) a 20-percent owner of the entity or (2) an officer, director, or employee of the trade or business. For this purpose, the IRS generally has interpreted "time first covered" as meaning the date a contract is issued, including the date of any exchange of the Policy for a new policy. (Different but comparable rules apply where the owner or holder of a Policy is an insurance company within the meaning of the tax law.) In light of these rules, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split-dollar arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

Medicare hospital insurance tax. A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or qualifying widower(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Estates, gifts and other tax considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation- skipping and other taxes. Among other issues, policy owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this Policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Possible tax law changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. We cannot predict what, if any, legislation will actually be proposed or enacted or what type of grandfathering, if any, would be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the Policy. In addition, the Treasury Department may amend existing or release new regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a Policy could be other than as described herein.

Post 2008 increases in benefits or coverage, addition of riders, or certain other Policy changes. The mortality charge assumptions permitted for determining the compliance of this Policy with the tax definition of a life insurance contract are based on the 1980 CSO ("Commissioners Standard Ordinary") mortality tables. Certain changes made after 2008 to a Policy issued prior to 2009 will cause the Policy to be tested using the current prevailing mortality tables.

If we determine that a transaction would cause your Policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your Policy operates, we intend to refuse such transactions which might otherwise have been available under your Policy, subject to our rules then in effect. We would take such action to help assure that your Policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings or other changes may not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.

Our income taxes

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves.

Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the Policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefit associated with the Policy, your Policy includes the option to take policy loans. Additional optional insurance benefits may be added to the Policy by an addendum called a rider. A charge is deducted monthly from Fund Value for each optional benefit added to your Policy. The following table summarizes information about these benefits. Information about the fees associated with each benefit included in the table may be found in the "Fee Table."

Name of Benefit	Purpose	Standard/ Optional Benefit	Description of Restrictions/Limitations
Accidental Death Benefit Rider	This rider pays a benefit amount if the insured dies as a result of an accident.	Optional	• The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident
• The maximum amount of coverage is the initial Specified Amount but not more than the greater of: $100,000 total coverage of all such insurance in the Company or its affiliates, or $200,000 of all such coverages regardless of insurance companies issuing such coverages.
• Issue ages are between 0-65 years old, (18-65 in New Jersey and for independent qualified persons).

Children's Term Life Insurance Rider	This rider provides term insurance coverage on the lives of the dependent children of the insured under age 18.	Optional	• Coverage is limited to the lesser of 1/5th of the initial Specified Amount or $10,000.
• The coverage continues to the policy anniversary nearest the insured's age 65 or the child's 22nd birthday.
• Issued between ages 18-55 years old of the base Policy insured
• No coverage is provided for any children under 15 days old.

Guaranteed Death Benefit Rider

This rider provides a death benefit (equal to the Specified Amount only of your Policy) and may keep certain rider coverages in effect under certain circumstances for an extended period of time, even if the Surrender Value of the Policy is zero on any monthly anniversary date.

		Optional	• This rider is not available in the Commonwealth of Massachusetts or the States of New Jersey and Texas.
Spouse's Term Rider	This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80.	Optional	• The minimum amount of coverage is $25,000. • Rider is no longer available for new elections.
Policy loans	Policy loans allow you to borrow from your Policy's Cash Value.	Optional	• The maximum amount you may borrow at any time is 90% of the Surrender Value.
• The minimum amount you may borrow is $250.
• Certain policy loans may be taxable. You should consult a tax adviser as to the tax consequences of taking a policy loan.

Purchase Option Rider	This Rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable.	Optional	• This additional coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37 and 40.
• The minimum amount of coverage is $25,000.
• The future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events: marriage of the insured, birth of a child of the insured and legal adoption of a child by insured, but the right will terminate 60 days following the event
Waiver of Monthly Deduction Rider	This rider provides for the waiver of certain charges while the insured has a covered total disability for 6 months without interruption and the Policy is in effect.	Optional	• This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider.
• The duration of the benefit depends on the age of the insured when the covered total disability occurs.

Accidental Death Benefit Rider

This optional rider pays a benefit amount if the insured dies as a result of an accident. The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident. The maximum amount of coverage is the initial Specified Amount but not more than the greater of: $100,000 total coverage of all such insurance in the Company or its affiliates, or $200,000 of all such coverages regardless of insurance companies issuing such coverages. Issue ages are between 0-65 years old, (18-65 in New Jersey and for independent qualified persons). The cost of this rider is deducted monthly from the policy Fund Value beginning on the policy anniversary after the insured's 5th birthday until the Policy anniversary following the insured's 70th birthday. The rider cost varies based on the attained age of the insured. A benefit equal to twice the rider amount is payable if:

(1)  accidental death occurs as the result of riding as a passenger, and

(2)  the accidental death occurred while riding in a public conveyance, and

(3)  the public conveyance was being operated commercially to transport passengers for hire.

Example: Assume a 45 year old male non-smoker purchases a Policy with a $100,000 Specified Amount and purchases an additional $25,000 Accidental Death Benefit coverage. If the insured dies due to an accident while the rider is in force, the total death benefit would be $125,000. If the insured dies due to natural causes (or due to an excluded activity), then the death benefit would be $100,000.

Children's Term Life Insurance Rider

This optional rider provides term insurance coverage on the lives of the dependent children of the insured under age 18. Coverage is limited to the lesser of 1/5th of the initial Specified Amount or $10,000. The coverage continues to the Policy anniversary nearest the insured's age 65 or the child's 22nd birthday, if earlier. Coverage is provided to each of the insured's children, stepchildren and legally adopted children, who have not reached age 18, and who have been named in the application and are a dependent of the insured. No coverage is provided for any children under 15 days old. Each child acquired after the application date is automatically covered upon reaching 15 days old. Stepchildren who become permanent residents of the insured's household after the application date are covered, subject to insurability. Adopted children and stepchildren acquired after the application date are not covered if they have reached their 18th birthday. If the base Policy insured dies, the coverage continues under the rider without further premium payment until the normal rider expiration age. Upon expiration of the rider coverage, it may be converted for an amount between one and five times the rider amount. The conversion privilege applies to any level premium, level face amount permanent coverage, subject to product availability. Under current practice, the rider may also be converted to a new VUL policy, or to increase the coverage of an existing VUL or UL policy. This rider may be issued between ages 18-55 years old of the base Policy insured. The cost of this rider is based on the insurability of the insured at the time the base Policy is issued and will be deducted monthly from the Fund Value of the Policy until the policy anniversary following the base Policy insured's 65th birthday.

Example: Assume a 45 year old male non-smoker purchases a Policy with a $100,000 Specified Amount and purchases an additional $10,000 of Children's Term coverage for their children under 18. If one of the insured's children dies any time while under the coverage of the rider, the rider would pay the policy owner a $10,000 benefit; the Policy would continue in force.

Spouse's Term Rider

This optional rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80. The minimum amount of coverage is $25,000. This coverage can be increased at any time through age 70 of the spouse, subject to insurability. Decreases in this coverage may also be made at any time, as long as a minimum amount of $25,000 of coverage is maintained. Increases or decreases in the base Policy will have no effect on the rider. Within five years from rider issue, or until age 65 of the spouse if later, the rider may be converted without evidence of insurability to any level premium, level face amount permanent coverage, subject to product availability. Under current practice, the rider may also be converted to a new VUL policy, or to increase the coverage of an existing VUL or UL policy. Upon the death of the base Policy insured, the rider coverage may be converted within 31 days after the insured's death, if it is still within the conversion period described above, otherwise it will terminate. The cost for this rider is deducted monthly from the Fund Value until the policy anniversary following the spouse's 80th birthday. The rider costs vary based on the spouse's gender, attained age and risk class. The rider is no longer available for new elections.

Example: Assume a 45 year old male non-smoker purchases a Policy with a $100,000 Specified Amount and purchases an additional $50,000 of Spouse's Term coverage for their spouse. If the insured's spouse dies any time while under the coverage of the rider, the rider would pay the policy owner a $50,000 benefit; the Policy would continue in force.

Policy loans

You may borrow money from the Company at any time using your Policy as security for the loan. You take a loan by submitting a written request in Good Order to the Company's Operations Center. You may take a loan any time your Policy has a positive Cash Value. The minimum amount you may borrow is $250. The maximum amount you may borrow at any time is 90% of the Surrender Value. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

Loan interest is payable in advance on each policy anniversary at an annual rate of 5.4%. Interest on the full amount of any Outstanding Debt for the following policy year is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your Policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. If the policy owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on the basis you specify, or, if you do not specify, on a proportional basis.

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 5%. After the tenth policy anniversary, it is expected the annual interest rate that applies to the Loan Account will be 0.5% higher than otherwise applicable. This increase is not guaranteed.

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments, subject to the limitation of maintaining no more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the subaccounts and Guaranteed Interest Account on the same basis.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the Policy remains in effect. During the first 2 policy years, your Policy will lapse when (1) the sum of all premiums paid less partial withdrawals, fees and Outstanding Debt is less than the required minimum premium amount, and (2) the minimum payment required is not made during the grace period. After the second policy anniversary (or, in some instances, the second anniversary following an increase), your Policy will lapse when (1) Surrender Value is insufficient to cover the monthly deduction against the Policy's Fund Value on any monthly anniversary day, and (2) the minimum payment required is not made during the grace period. Moreover, the Policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less any partial withdrawals and their fees and less any Outstanding Debt, do not exceed the premium required under that rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or rider in effect. See "Grace period and lapse."

A loan will not be treated as a distribution from your Policy and will not result in taxable income to you unless your Policy is a modified endowment contract. If your Policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your Policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your Policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the Policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal income tax considerations."

Purchase Option Rider

This optional rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable. The minimum amount of coverage is $25,000. This additional coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37 and 40. The future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events: marriage of the insured, birth of a child of the insured and legal adoption of a child by insured. If this privilege is exercised, the option to purchase insurance on the next option date will be forfeited. If a multiple birth (or multiple adoption) occurs, only one option may be advanced; but the maximum amount which may be purchased will be the number of children times the option amount. This privilege will terminate within 60 days following the event.

Example: Assume a 45 year old male non-smoker purchases a Policy with a $100,000 Specified Amount and purchases the Purchase Option Rider. While the rider is in force, at one of the specified policy anniversaries or qualifying life events, the insured purchases an additional $50,000 in coverage with no required underwriting or proof of insurability, but with a change to the specified premium. If the insured dies after the purchase while the Policy is still in force, the death benefit would be $150,000.

Waiver of Monthly Deduction Rider

This optional rider provides for the waiver of certain charges while the insured has a covered total disability for 6 months without interruption and the Policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) cost of insurance charges and (3) rider charges. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider. The duration of the benefit depends on the age of the insured when the covered total disability occurs.

Example: Assume a 45 year old male non-smoker purchases a Policy using Death Benefit Option 1 with a $100,000 Specified Amount and purchases both the Waiver of Monthly Deduction Rider and the Guaranteed Death Benefit Rider. At age 55, the insured has a covered total disability while the rider is in force. The Company receives proof of disability and waives the monthly administrative charges, cost of insurance charges and rider charges while the insured has the covered total disability. During this time, the Policy deductions and premiums required by the Guaranteed Death Benefit Rider continue to be in effect. In addition, the Death Benefit option is automatically changed to Option 2 after the Company receives proof of disability. After recovery, the insured has the option to switch back to Death Benefit Option 1.

CHARGES AND DEDUCTIONS

The following provides additional details of the deductions from premium payments under a Policy prior to allocating net premium payments to the subaccounts of the Separate Account or to the Guaranteed Interest Account and of the deductions from the Separate Account and from the Policy's Fund Value.

Deductions from premiums

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge —	This charge varies based on number of years the Policy has been in effect. It is a percentage of premium paid.
Premiums paid during first ten policy years: 4.00%
Premiums paid during policy years 11-20: 2.00%
Premiums paid after policy year 20: 0.00%

The sales charge compensates us for the cost of distributing the Policies. This charge is not expected to be enough to cover sales and distribution expenses for the Policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge —	State and local premium tax — currently 2.00%; Charge for federal tax deferred acquisition costs of the Company — currently 1.25% (0% for individual qualified plans)

All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2.00% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

The 1.25% DAC charge against each premium covers our estimated cost for the federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under Internal Revenue Code Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to the federal tax DAC provisions, such as premiums paid on Policies issued to individual qualified plans.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

Daily deduction from Equitable America Variable Account L

A charge is deducted daily from each subaccount of the Separate Account for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk Charge —	Maximum annual rate of 0.75% of subaccount value (0.002055% daily)

This charge compensates us for assuming mortality and expense risks under the Policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the Policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the Policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

This charge is not assessed against the amount of the Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

Deductions from Fund Value

A charge called the monthly deduction is deducted from the Fund Value on each monthly anniversary day. The monthly deduction consists of the following items:

Cost of Insurance —

This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the Policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund Value at that time. The factors that affect the net amount at risk include investment performance, payment of premiums, and charges to the Policy.

The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex rates apply to Policies issued for delivery in the State of Montana and to Policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this Prospectus, we charge "current rates" that are lower (i.e. less expensive) than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses and persistency. A change in rates will apply to all persons of the same age, gender (where applicable) and risk class. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the Policy duration. The cost of insurance rate generally increases with the age of the insured.

If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

Administrative charge — Monthly charge based on issue age of the insured, Policy duration and Specified Amount	Specified Amount	Each Month 12 Policy Months		Thereafter
	Less than $250,000	$31.50	*	$6.50
	$250,000-$499,999	$28.50	*	$3.50
	$500,000 or more	$25.00	*	None
	* Reduced by $5.00 for issue ages 0 through 17.

If an increase or decrease in Specified Amount causes your Policy to change bands, the monthly administrative charges on the monthly anniversary day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the Policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

Guaranteed Death Benefit Charge —

If you elect the Guaranteed Death Benefit Rider, you will be charged $0.01 per $1,000 of Specified Amount and certain Rider amounts per month during the term of the Guaranteed Death Benefit Rider. This charge is guaranteed never to exceed this amount.

Optional Insurance Benefits Charge —	A monthly deduction for any other optional insurance benefits added to the Policy by rider.

Fund Charges

There will be a difference between the Fund Value of the Policy and its Cash Value for at least the first fourteen policy years. This difference is the Fund Charges, collectively referred to as a surrender charge, which are contingent deferred loads. They are contingent loads because they are assessed only if the Policy is surrendered, if the Policy lapses, or if the Specified Amount of the Policy is decreased. It is a deferred load because it is not deducted from the premiums paid. There are two Fund Charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charges against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

Administrative Fund Charge

The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:

Issue Age	Administrative Fund Charge (per $1,000 of Specified Amount)
0-25	$2.50	(0.025%)
26	3.00	(0.030%)
27	3.50	(0.035%)
28	4.00	(0.040%)
29	4.50	(0.045%)
30 or higher	5.00	(0.050%)

The amount of the charge remains level for five policy years. After the fifth policy anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

For example, if a Policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third policy year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that Policy is increased in the fourth policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and your underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.

Sales Fund Charge

To determine the Sales Fund Charge, a "target premium" is used. The target premium is not based on the minimum annual premiums or the scheduled premium payments. The maximum Sales Fund Charge for the initial Specified Amount of the Policy will be equal to the percentage of premiums paid (as shown in the table below) up to one target premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments.

The actual Sales Fund Charge for your Policy is a percentage of the premiums paid on your Policy during the first five policy years, up to the maximum. This percentage varies by the Age of the Insured on the policy date as follows:

Age	Percentage of Premiums Paid
0-17	50%
18-65	75%
66	70%
67	65%
68	60%
69	55%
70 or higher	50%

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year. An additional Sales Fund Charge is created each time a new coverage segment of Specified Amount is added. The Sales Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Sales Fund Charge.

As an example of the Sales Fund Charge calculation, if a male insured age 25 purchases a Policy with a Specified Amount of $100,000, the Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, death benefit option I). The maximum Sales Fund Charge during the first five policy years would be 75% of this amount, or $435.00.

The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.

Effect of Changes in Specified Amount on the Fund Charge

The Fund Charges will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The Fund Charges related to the increase will be calculated in the same manner as the Fund Charges for the original Specified Amount, and will be reduced over the 14 year period following the increase. For purposes of calculating the Sales Fund Charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new Fund Charges for the Policy will equal the remaining portion of the Fund Charges for the original Specified Amount, plus the Fund Charges related to the increase.

A portion of the Fund Charges will be deducted from the Fund Value whenever the Specified Amount of the Policy is reduced. This may result from (1) a requested decrease, (2) a change of death benefit option from Option II to Option I, or (3) a partial withdrawal. Fund Charges which otherwise would have been imposed will not be imposed to the extent required to permit the Policy owner to receive the preferred partial withdrawal amount. See "Preferred partial withdrawal." The Fund Charges, as well as the transaction charge assessed for the partial withdrawal, if applicable, will be deducted from the subaccounts and the Guaranteed Interest Account in the same manner as monthly deductions. For purposes of this calculation, if any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial withdrawal is deducted in relation to their Fund Values. The remaining Fund Charges which apply to the Policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.

Transaction and other charges

•  Partial Withdrawal Fee — The lesser of 2% of the partial withdrawal amount or $25.

•  Transfer of Fund Value — Maximum of $25 on each transfer in a policy year exceeding four; currently $0

The partial withdrawal fee is guaranteed not to exceed the amount above. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers which exceed 4 in any policy year. This would include telephone transfers, if we permit them. If the transfer fee is assessed, it will be allocated against the first of the subaccounts and/or the Guaranteed Interest Account from which Fund Value is being transferred.

We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to the Separate Account and its subaccounts. No such charge is currently assessed. See "Our income taxes."

We will bear the direct operating expenses of the Separate Account. The subaccounts purchase shares of the corresponding Portfolio. The Portfolio's expenses are not fixed or specified under the terms of the Policy.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. Please note that we may discontinue some or all of these services without notice.

•  Wire transfer charge. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the withdrawal amount you request. In addition, full surrender requests will be subject to a surrender charge; partial withdrawal requests will be subject to the partial withdrawal fee.

•  Express mail charge. We charge $35 for sending you a check by express mail delivery. Unless you specify otherwise, this charge will be deducted from the withdrawal amount you request. In addition, full surrender requests will be subject to a surrender charge; partial withdrawal requests will be subject to the partial withdrawal fee.

•  Policy illustration charge. Currently, you are entitled to one free illustration each policy year. For each additional illustration in a policy year, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

•  Duplicate Policy charge. We charge $35 for providing a copy of your Policy. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

•  Policy history charge. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is currently no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

•  Charge for returned payments. For each payment you make in connection with your Policy that is returned for insufficient funds, we will charge a maximum of $25.

Policy Loan Interest Spread

If you choose to take a policy loan, we charge interest on the amounts held in the Loan Account as collateral for the policy loan. The interest we charge on outstanding loans is payable in advance on each policy anniversary at an annual rate of 5.4%. Interest on the full amount of any Outstanding Debt for the following policy year is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

Amounts held in the Loan Account are credited monthly with a guaranteed annual rate of not less than 5.0%. The policy loan interest spread is the difference between the rate of interest we charge you for a policy loan and the rate of interest we credit the amount in your Loan Account. Accordingly, the policy loan interest spread is 0.4% of amounts held in the Loan Account.

Fees and expenses of the Portfolios

The Portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by Portfolio. Certain Portfolios available under the Policy in turn invest in shares of other Portfolios of EQ Advisors Trust and EQ Premier VIP Trust and/or shares of unaffiliated Portfolios (collectively the "Underlying Portfolios"). The Underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. Fees and expenses of the Portfolios are described in more detail in the Portfolios' prospectuses.

Guarantee of certain charges

We guarantee that the following charges will not increase:

(1)  Mortality and expense risk charge.

(2)  Administrative charge.

(3)  Sales charge.

(4)  Guaranteed cost of insurance rates.

(5)  Surrender charge.

(6)  Partial withdrawal fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in

(1)  future expectations with respect to investment earnings,

(2)  mortality,

(3)  length of time Policies will remain in effect,

(4)  expenses, and

(5)  taxes.

In no event will they exceed the guaranteed rates defined in the Policy.

MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

Ownership

The policy owner is the individual named as such in the application or in any later change shown in the Company's records. A change in owner can have adverse tax consequences. Consult your tax adviser as to your specific situation. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the Policy grants or the Company allows.

Joint owners

If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

Beneficiary

The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request in Good Order at its Operations Center. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the death benefit proceeds will be payable to the insured's estate.

The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds. Living means living on the earlier of: (a) the day due proof of the insured's death is received by us at our Operations Center; or (b) the 14th day after the insured's death.

The Policy

This Policy is a contract between the policy owner and the Company. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, all riders, and all additional Policy information sections (specification pages) added to the Policy.

Notification and claims procedures

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the Policy be returned for any Policy change or upon its surrender.

If an insured dies while the Policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

Payments

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

(1)  Pay death benefit proceeds, and

(2)  Pay the Surrender Value on surrender, partial withdrawals and loan proceeds based on allocations made to the subaccounts.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

•  The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•  An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the subaccounts net assets.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

Payment plan/settlement provisions

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. If a payment plan is purchased, the monthly payments consisting of proceeds plus interest will be paid in accordance with the payment plan selected under your Policy. Please refer to the settlement option provisions in your Policy for details. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

Even if the death benefit under the Policy is excludible from income, payments under payment plans may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the payment plans.

Payment in case of suicide

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the date of issue or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial withdrawal amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

Assignment

You may assign your Policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's Operations Center. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Tax Information.") An assignment may also have other tax consequences for which you should consult your tax adviser.

Errors on the application

If the age or gender of the insured has been misstated, the death benefit under this Policy will be the sum of (a) and (b), where:

(a)  is the Fund Value on the date of death; and

(b)  is the amount at risk on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or gender to the insurance rate that would have applied on that monthly anniversary day based on the correct age and gender.

Incontestability

The Company may contest the validity of this Policy if any material misstatements are made in the application. However, the Policy will be incontestable as follows:

(1)  The initial Specified Amount cannot be contested after the Policy has been in force during the insured's lifetime for two years from the Date of Issue; and

(2)  An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated Policy has been in force during an Insured's lifetime for two years from its effective date.

Policy illustration

Upon written request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions. Currently, you are entitled to one free illustration each policy year. For each additional illustration you request in a policy year, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

MORE INFORMATION ABOUT OTHER MATTERS

Distribution of the Policies

The Policies are distributed by both Equitable Advisors, LLC ("Equitable Advisors") and Equitable Distributors, LLC ("Equitable Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Equitable America Variable Account L. The offering of the Policies is intended to be continuous.

Equitable Advisors is an affiliate of the Company and Equitable, and Equitable Distributors is an affiliate of the Company and an indirect wholly owned subsidiary of Equitable. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for the Company's other life and annuity products.

The Policies are sold by financial professionals of Equitable Advisors and its affiliates. The Policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on Policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Equitable Advisors distributes these Policies pursuant to a selling agreement between Equitable Advisors and the Company. For the years ended 2022, 2021 and 2020, Equitable Advisors was paid an administrative services fee of $0, $0, and $0, respectively. The Company paid Equitable Advisors, as a distributor of these Policies and as a principal underwriter of the Separate Account, $1,120,270 in 2022, $1,127,239 in 2021, and $1,144,116 in 2020. Of these amounts, for each of these three years, Equitable Advisors retained $640,223, $680,422, and $689,364, respectively.

Under a distribution agreement between Equitable Distributors and the Company and certain of the Company's separate accounts, including the Separate Account, the Company paid Equitable Distributors distribution fees of $382,170 in 2022, $444,397 in 2021, and $506,281 in 2020, as a distributor of certain policies, including these Policies, and as a principal underwriter of several of the Company's separate accounts, including the Separate Account. Of these amounts, for each of these three years, Equitable Distributors retained $309,425, $375,464, and $414,813, respectively.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your Policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the Policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the Policy, see "Charges and Deductions" earlier in this Prospectus.

Distributor compensation. The Company pays compensation to the Distributors based on premium payments made on the Policies ("premium-based compensation"). Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.0% of premiums paid in years 2-10. Beginning in the sixth policy year, the Distributors will receive ongoing compensation based on Fund Value of the Policies sold ("asset-based compensation") up to a maximum of 0.20% annually of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above. Your Equitable Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on a percentage of the Fund Value of the Policy sold ("asset-based compensation"). The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. When a Policy is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributor, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the Policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their Policy.

Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company's policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation. In an effort to promote the sale of the Company's products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of the Company's Policy than it pays for the sale of a policy or other financial product issued by a company other than the Company. Equitable Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's policies and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend the Company's Policy over a policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Compensation payments to Equitable Distributors include payments to cover operating expenses and marketing services under the terms of Equitable's distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers. Equitable Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate Fund Value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company's products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain Company policies exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker- dealers that we are aware (as of December 31, 2022) received additional payments. These additional payments ranged from $1,813.48 to $7,622,145.26. The Company and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

Allstate Financial Services LLC

American Portfolios Financial Services

Ameriprise Financial Services

Avantax Investment Services, Inc.

Cadaret, Grant & Co., Inc.

Cambridge Investment Research

Capital Investment Group

Centaurus Financial, Inc.

Cetera Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network

Copper Financial Network (Community America Financial Solutions)

CUSO Financial Services

DPL Financial Partners

Equity Services, Inc.

Farmer's Financial Solution

First Horizon Advisors

Galt Financial Group, Inc.

Geneos Wealth Management

Gradient Securities, LLC

Groove Point (H. Beck, Inc.)

Harbour Investments

Independent Financial Group, LLC

Infinex Investments, Inc.

James T. Boroello & Co.

Janney Montgomery Scott LLC

Kestra Investment Services, LLC

Key Investment Services LLC

Ladenburg Thalmann Advisor Network, LLC

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Investment Planning

Lion Street Financial

LPL Financial Corporation

MML Investors Services, LLC

Morgan Stanley Smith Barney

Mutual Of Omaha Investment Services. Inc.

Next Financial Group, Inc.

OneAmerica Securities, Inc.

Park Avenue Securities, LLC

Phoenix Financial Services

PlanMember Securities Corp.

PNC Investments

Primerica Financial Services, Inc.

Pruco Securities, LLC

Raymond James

RBC Capital Markets Corporation

Santander Securities Corp.

SCF Securities, Inc.

Securian Financial Services, Inc.

Sentinus Halo Securities LLC

The Advisor Group (AIG)

The Huntington Investment Company

The Leaders Group, Inc.

The Wentworth Group

Transamerica Financial Advisors

U.S. Bancorp

UBS Financial Services Inc.

Valmark Securities, Inc.

Voya Financial Advisors, Inc.

Wells Fargo

Western International Securities, Inc.

Legal Proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an owner's interest in the Variable Account, nor would any of these proceedings be reasonably likely to have a material adverse effect on the Separate Account, the ability of the Distributors to perform their contracts with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees or for free by accessing the SEC's website at http://www.sec.gov.

Independent registered public accounting firm

The (i) financial statements of each of the variable investment options of Equitable America Variable Account L as of December 31, 2022 and for each of the periods indicated therein and the (ii) financial statements and financial statement schedules of Equitable Financial Life Insurance Company of America as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 incorporated in the Statement of Additional Information by reference to the filed Form N-VPFS for Equitable America Variable Account L and filed Form N-VPFS for Equitable Financial Life Insurance Company of America, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company of America as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company of America's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

Financial Statements

The audited financial statements of Equitable America Variable Account L as of December 31, 2022 and the related statements for each of the periods presented therein as well as the reports of the independent registered public accounting firm are incorporated into the Statement of Additional Information dated May 1, 2023 by reference to the Separate Account's Form N-VPFS, File No. 811-04234 filed with the SEC on April 18, 2023. The audited financial statements of the Company as of December 31, 2022, 2021, and 2020 and the related statements for each of the years in the three-year period ended December 31, 2021 as well as the reports of the independent registered public accounting firm are incorporated into the Statement of Additional Information dated May 1, 2023 by reference to the Separate Account's Form N-VPFS, File No. 811-04234 filed with the SEC on April 18, 2023.

Appendix A: PORTFOLIOS AVAILABLE UNDER YOUR POLICY

The following is a list of Portfolios available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://protective.onlineprospectus.net/protective/funds/. You can also request this information at no cost by calling 1-800-487-6669 or by sending an email request to prospectus@protective.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio's past performance is not necessarily an indication of future performance.

Asset Allocation	Portfolio Company — Investment Adviser;	Net Annual Expenses	Average Annual Total Returns (as of 12/31/2022)
Type	Sub-Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
U.S. Equity	1290 VT Equity Income Portfolio — Class IB — Barrow Hanley Mewhinney & Strauss LLC(1)	0.95%	3.09%	6.41%	9.64%
U.S. Equity	1290 VT GAMCO Small Company Value Portfolio — Class IB — Gamco Asset Management Inc	1.05%	–10.67%	4.98%	9.45%
U.S. Equity	1290 VT Socially Responsible Portfolio — Class IA — BlackRock Investment Management, LLC	0.91%	–22.12%	8.68%	11.90%
U.S. Equity	BNY Mellon Stock Index Fund, Inc. — Initial Shares — Mellon Investments Corporation	0.26%	–18.31%	9.14%	12.28%
Allocation	EQ/Aggressive Allocation Portfolio — Class B	1.15%	–18.31%	4.64%	7.78%
Allocation	EQ/All Asset Growth Allocation Portfolio — Class IB	1.24%	–14.46%	3.24%	5.27%
U.S. Equity	EQ/Capital Group Research Portfolio — Class IA — Capital International Inc(1)	0.97%	–18.97%	9.23%	12.11%
U.S. Equity	EQ/Capital Group Research Portfolio — Class IB — Capital International Inc(1)	0.97%	–18.97%	9.23%	12.11%
Allocation	EQ/Conservative Allocation Portfolio — Class B(1)	1.00%	–12.62%	0.71%	1.79%
Allocation	EQ/Conservative-Plus Allocation Portfolio — Class B	1.08%	–14.52%	1.87%	3.52%
Taxable Bond	EQ/Core Bond Index Portfolio — Class IA — SSGA Funds Management Inc(1)	0.65%	–8.78%	0.18%	0.50%
Taxable Bond	EQ/Intermediate Government Bond Portfolio — Class IA — SSGA Funds Management Inc(1)	0.65%	–7.67%	–0.21%	0.01%
U.S. Equity	EQ/Large Cap Growth Managed Volatility Portfolio — Class IB	0.87%	–30.57%	8.14%	12.18%
U.S. Equity	EQ/Loomis Sayles Growth Portfolio — Class IB(1)	1.05%	–28.02%	6.89%	11.87%

A-1

Asset Allocation	Portfolio Company — Investment Adviser;	Net Annual Expenses	Average Annual Total Returns (as of 12/31/2022)
Type	Sub-Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
International Equity	EQ/MFS International Growth Portfolio — Class IB — Massachusetts Financial Services Company(1)	1.10%	–15.20%	4.30%	6.03%
Allocation	EQ/Moderate Allocation Portfolio — Class B	1.08%	–15.48%	2.33%	4.25%
Allocation	EQ/Moderate-Plus Allocation Portfolio — Class B	1.12%	–17.08%	3.58%	6.07%
Money Market	EQ/Money Market Portfolio — Class IA — BNY Mellon Investment Adviser, Inc.	0.69%	1.11%	0.85%	0.46%
U.S. Equity	EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB — BlackRock Investment Management, LLC; Morgan Stanley Investment Management, Inc.(1)	1.15%	–44.23%	7.50%	—
Taxable Bond	EQ/Quality Bond PLUS Portfolio — Class IB — Pacific Investment Management Company, LLC; AllianceBernstein L.P.	0.80%	–10.23%	–0.30%	0.17%
U.S. Equity	EQ/T. Rowe Price Growth Stock Portfolio — Class IB — T. Rowe Price Associates, Inc.(1)	1.00%	–38.64%	4.23%	10.63%
U.S. Equity	Fidelity® VIP Contrafund® Portfolio — Service Class — FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.70%	–26.38%	8.55%	11.31%
Allocation	Janus Henderson VIT Balanced Portfolio — Institutional Shares	0.62%	–16.40%	6.69%	8.43%
U.S. Equity	Janus Henderson VIT Enterprise Portfolio — Institutional Shares	0.72%	–15.94%	9.62%	13.39%
U.S. Equity	Janus Henderson VIT Forty Portfolio — Institutional Shares	0.55%	–33.55%	9.75%	13.00%
International Equity	Janus Henderson VIT Global Research Portfolio — Institutional Shares	0.64%	–19.41%	6.55%	9.15%

(1)  These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Contract Owners.

A-2

Appendix B

DEATH BENEFIT PERCENTAGE FOR GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

Attained Age	Applicable Percentage
40 and Under	250%
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117
69	116
70	115
71	113
72	111
73	109
74	107
75-90	105
91	104
92	103
93	102
94-100	101

B-1

Appendix C

GUARANTEED DEATH BENEFIT RIDER

Monthly Guarantee Premium for Guaranteed Death

Benefit Rider with Ten Year/Age 75 Guarantee Period

Monthly Guarantee Premium
Specified Amount = $200,000
Male age 45 Preferred Nonsmoker Death Benefit Option 1	$257.33
Female age 45 Preferred Nonsmoker Death Benefit Option 1	214.83
Male age 45 Standard Smoker Death Benefit Option 1	346.83
Male age 45 Preferred Nonsmoker Death Benefit Option 2	257.33
Male age 35 Preferred Nonsmoker Death Benefit Option 1	137.17
Male age 55 Preferred Nonsmoker Death Benefit Option 1	417.50

C-1

GUARANTEED DEATH BENEFIT RIDER

Monthly Guarantee Premium for Guaranteed Death

Benefit Rider with Lifetime Guarantee Period

Monthly Guarantee Premium
Specified Amount = $200,000
Male age 45 Preferred Nonsmoker Death Benefit Option 1	$295.19
Female age 45 Preferred Nonsmoker Death Benefit Option 1	247.16
Male age 45 Standard Smoker Death Benefit Option 1	398.48
Male age 45 Preferred Nonsmoker Death Benefit Option 2	295.19
Male age 35 Preferred Nonsmoker Death Benefit Option 1	182.22
Male age 55 Preferred Nonsmoker Death Benefit Option 1	502.22

Example: Assume a 45 year old male preferred non-smoker purchases a Policy with a $200,000 Specified Amount and purchases the Guaranteed Death Benefit Rider. The Policy specifies a Monthly Guarantee Premium of $295.19. The owner makes an initial premium payment of $300.

On the 24th monthly anniversary, assume the owner has made 23 subsequent premium payments and taken no partial withdrawals or policy loans. The total of the actual premiums paid for the Policy is $7,200.00 (the amount of the initial premium payment plus the amount of the subsequent premium payments). Because there have been no partial withdrawals and there is no Outstanding Debt, the net premiums paid is equal to $7,200.00.

The amount of premiums required to meet the rider conditions is $7,084.56 (the Monthly Guarantee Premium amount specified in the Policy multiplied by the number of months since the policy date).

Because the net premiums paid exceed the amount of premiums required under the rider, the rider conditions have been met on this monthly anniversary day and the rider remains in effect. If the Cash Value of the Policy is reduced to zero at this time and the insured dies, the death benefit will still be the Specified Amount of $200,000.

Assume instead that on the 24th monthly anniversary, the owner missed the last premium payment. The net premiums paid is then equal to $6,900.00. Because the net premiums paid is now less than the amount of premiums required under the rider, the owner must pay additional premiums of at least $184.56 within the rider's grace period to keep the rider in effect. If the rider terminates and the insured dies while the Cash Value of the Policy is zero, the death benefit will be $0.

C-2

The statement of additional information ("SAI") dated May 1, 2023 contains additional information about Equitable Financial Life Insurance Company of America, the Equitable America Variable Account L Separate Account, and the Policy. The SAI is available free of charge. You may request a copy of the SAI or make inquiries regarding your Policy by writing to our Operations Center at 5788 Widewaters Parkway, Syracuse, NY 13214, or by calling 1-800-487-6669. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The SAI is incorporated by reference into this Prospectus.

Reports and other information about Equitable Financial Life Insurance Company of America and the Equitable America Variable Account L Separate Account, including the SAI, may be obtained from the Commission's Internet site at http://www.sec.gov, and copies of this information may also be obtained, after paying a duplicating fee, by emailing the Commission at publicinfo@sec.gov.

EDGAR Contract Identifier: C000032282

Individual Flexible Payment
Variable Universal Life Insurance Policy
Issued by
Equitable America Variable Account L
and
Equitable Financial Life Insurance Company of America
525 Washington Boulevard
Jersey City, New Jersey 07310
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2023
This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 2023 for the Variable Universal Life Insurance Policy ("Policy") issued by Equitable Financial Life Insurance Company of America ("Company"). The prospectus is available, at no charge, by writing the Company at Operations Center, 5788 Widewaters Parkway, Syracuse, New York 13214 or by calling 1-800-487-6669, or by accessing the SEC's website at www.sec.gov.
TABLE OF CONTENTS
Additional information about the Company	2
Independent Registered Public Accounting Firm	2
Administration	2
Custodian	2
Sale of the Policy	3
Financial statements	3

MLOA-CEM
#

Additional information about the Company
Equitable Financial Life Insurance Company of America
We are Equitable Financial Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc., No company other than the Company has any legal responsibility to pay amounts that the Company owes under the Policies.
Equitable Advisors, LLC and Equitable Distributors, LLC serve as the principal underwriters of the Separate Account and distributors of the Policies.
We are subject to regulation by the State of Arizona and regulation by the Director of Insurance in Arizona. We file an annual statement with the State of Arizona, and periodically, the Director of Insurance for the State of Arizona assesses our liabilities and reserves and those of the Separate Account and assesses their adequacy. We are also subject to the insurance laws and regulation of other states in which we are licensed to operate.
Equitable America Variable Account L
Equitable America Variable Account L is (the "Separate Account") registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management of investment practices or policies by the SEC.
When a Portfolio sells shares both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Portfolio sells shares to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Portfolio may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Portfolio could conflict.
The Board of Directors or Trustees of each of the Trusts monitors the respective Trust for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing mixed and shared funding conflicts to the Directors and Trustees of each of the relevant Trusts. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.
Independent Registered Public Accounting Firm
The (i) financial statements of each of the variable investment options of Equitable America Variable Account L as of December 31, 2022 and for each of the periods indicated therein and the (ii) financial statements and financial statement schedules of Equitable Financial Life Insurance Company of America as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS for Equitable America Variable Account L and filed Form N-VPFS for Equitable Financial Life Insurance Company of America, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company of America as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company of America’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, New York 10017.
 Administration
On October 1, 2013, the Company entered into a reinsurance transaction with Protective Life Insurance Company (“Protective”), located at 2801 Highway 280 South, Birmingham, Alabama 35223 whereby Protective agreed to reinsure a substantial portion of the Company's life insurance and annuity business (the “Reinsured Business”). This Policy is included in the Reinsured Business. Protective reinsures all of the insurance risks of the Reinsured Business and is responsible for customer service and administration for all contracts comprising the Reinsured Business. However, the Company remains the insurer of the Policy and the terms, features, and benefits of the Policy have NOT changed as a result of the transaction.
Custodian
The custodian of the assets of the Equitable America Variable Account L is Protective Life Insurance Company.
2

Sale of the Policy
Equitable Advisors and Equitable Distributors ("the Distributors") receive fees for the sale of variable universal life insurance policies. The Distributors received compensation with respect to the policies offered through the Separate Account in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid To The Distributors	Aggregate Amount of Commissions Retained By Equitable Advisors Only* After Payments To Their Registered Persons And Other Selling Broker-dealers
2020	$506,281	$414,813
2021	$444,397	$375,464
2022	$ 381,170	$309,425
*  Equitable Distributors passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with Equitable Distributors, the Company will pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for the Distributors' operating and other expenses as it relates to the Policies.
Please see the Prospectus for your Policy for detailed information regarding the distribution of the Policies.

Financial Statements
The financial statements of Equitable America Variable Account L, as well as financial statements and financial statement schedules of the Company, are incorporated by reference in the Statement of Additional Information dated May 1, 2023.

3

 Item 30. Exhibits

(a)            Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L, incorporated herein by reference to the Registration Statement filed on Form N-6 (File No. 333-102233) filed on December 27, 2002.

(b)            Not applicable.

(c)            (1) Wholesale Distribution Agreement dated April 1, 2005 by and Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al., incorporated herein by reference to the registration statement on Form S-3 (File No. 333-177419) filed on October 20, 2011.

(i)
Form of the First Amendment dated as of October 1, 2013 to the Wholesale Distribution Agreement dated as of April 1, 2005 between MONY Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 19, 2016.

(ii)            Second Amendment dated as of August 1, 2015 to the Wholesale Distribution Agreement dated as of April 1, 2005 between MONY Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 19, 2016.

(2)         Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC., incorporated herein by reference to post-effective amendment no. 35 to the registration statement on Form N-4 (File No. 333-05593), filed on April 20, 2005.

(3)             Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC., incorporated herein by reference to post-effective amendment no. 35 to the registration statement on Form N-4 (File No. 333-05593), filed on April 20, 2005.

(4)            General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to the registration statement Form S-1 (File No. 333-180068) filed on March 13, 2012.

(i)
First Amendment dated as of August 1, 2006 to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to post-effective amendment no. 45 to the Registration Statement on Form N-6 (File No. 333-134304) filed on March 1, 2012.

(ii)            Second Amendment dated as of April 1, 2008 to General Agent Sales Agreement dated as of April 1, 2008 by and between MONY Life Insurance Company of America and AXA Network, LLC incorporated herein by reference to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(iii)       Form of the Third Amendment to General Agent Sales Agreement dated as of October 1, 2013 by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (333-195491) filed on April 21, 2015.

(iv)      Fourth Amendment to General Agent Sales Agreement dated as of October 1, 2014 by and between MONY Life Insurance Company of America and AXA Network, LLC,  Incorporated herein by reference to the Registration Statement on Form S-3 (333-236437) filed on March 14, 2022.

(v)           Fifth Amendment to General Agent Sales Agreement, dated as of June 1, 2015 by and between MONY Life Insurance Company of America (“MONY America”) and AXA NETWORK, LLC and the additional affiliated entities of AXA Network, LLC, incorporated herein by reference to Pre- Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-207014) filed on December 23, 2015.

(vi)   Sixth Amendment to General Agent Sales Agreement, dated as of August 1, 2015, by and between MONY Life Insurance Company of America (“MONY America”) and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form S-6 (File No. 333-56969) filed on April 19, 2019.

(vii)  Seventh Amendment to General Agent Sales Agreement, dated as of April 1, 2016, by and between MONY Life Insurance Company of America (“MONY America”) and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form S-6 (File No. 333-56969) filed on April 19, 2019.

(viii)  Eighth Amendment to General Agent Sales Agreement dated as of November 1, 2019, by and between MONY Life Insurance Company of America ("MONY America") and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-191149) filed on April 21, 2021.

(ix) Ninth Amendment to General Agent Sales Agreement, dated as of October 1, 2020, by and between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-191149) filed on April 21, 2021.

(x)  Tenth Amendment to General Agent Sales Agreement, dated as of September 1, 2021, by and between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to post-effective amendment no. 33 to the registration statement on Form S-6 (File No. 333-82570) filed on April 21, 2022.

(xi)  Eleventh Amendment to General Agent Sales Agreement, dated as of November 1, 2021, by and between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to post-effective amendment no. 33 to the registration statement on Form S-6 (File No. 333-82570) filed on April 21, 2022.

(5)             Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference of to the Registration Statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(6)
Broker-Dealer and General Agent Servicing Agreement for In-Force MLOA Products dated October 1, 2013, by and between MONY Life Insurance Company of America, AXA Advisors, LLC and AXA Network, LLC, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (File No. 333-56969) filed on April 25, 2014.

(7)             Wholesale Level Servicing Agreement for In-Force MLOA Products dated October 1, 2013, by and between MONY Life Insurance Company of America, AXA Distributors, LLC, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (File No. 333-56969) filed on April 25, 2014.

(d)            Form of policy, incorporated herein by reference to the registration statement on Form S-6 (File No. 33-82570) filed on August 8, 1994. Filed in paper.

(e)     (1) Application Form for Flexible Premium Variable Universal Life insurance Policy, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

     (2) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

(f)  (1) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to post-effective amendment no. 5 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

    (2) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to post-effective amendment no. 5 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

    (3)   Articles of Restatement of the Articles of Incorporation of Equitable Financial Life Insurance Company of America (as Amended July 22, 2004) incorporated herein by reference to registration statement on Form S-1 (File No. 333-236437) filed on February 14, 2020.

    (4)   By-Laws of Equitable Financial Life Insurance Company of America (as Amended December 13, 2020) incorporated herein by reference to registration statement on Form S-1 (File No. 333-236437) filed on February 14, 2020.

    (5)   Amended and Restated By-Laws of Equitable Financial Life Insurance Company of America dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-6 (file No. 333-191149) filed on April 21, 2021.

(g)  (1)   Reinsurance Agreement among Continental Assurance Company, Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America, incorporated herein by reference post-effective no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

      (2)   Automatic Reinsurance Agreement between Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America and RGA Reinsurance Company, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form N-6 (333-56969) filed on April 28, 2005.

   (3)   General & Cologne Life Re Automatic Yearly Renewable Term Reinsurance Agreement Treaty #M158-100 between Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form S-6 (File No. 333-56969) filed on April 28, 2005.

   (4)   Automatic Bulk YRT Non-Refund Agreement Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America with Allianz Life Insurance Company of North America, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form S-6 (File No. 333-56969) filed on April 28, 2005.

(5)   Reinsurance Agreement by and among Equitable Financial Life Insurance Company of America and Protective Life Insurance Company, dated October 1, 2013, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (333-56969) filed on April 25, 2014.

(h)            (1)    Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(i)            AMENDED AND RESTATED PARTICIPATION AGREEMENT, made and entered into as of the 23rd day of May 2012 by and among MONY LIFE INSURANCE COMPANY OF AMERICA, an Arizona insurance company (“MONY”), on its own behalf and on behalf of the separate accounts set forth on Schedule B hereto as may be amended from time to time (each an “Account”), EQ ADVISORS TRUST, a business trust organized under the laws of the State of Delaware (“Trust”) and AXA DISTRIBUTORS, LLC, a Delaware limited liability company (the “Distributor”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 1, 2010.

(ii)            Amendment No. 1, dated as of June 4, 2013 (“Amendment No. 1”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust  Registration Statement on Form N-1/A (File No. 333-17217) filed on January 1, 2010.

(iii)         Amendment No. 2, dated as of October 21, 2013 (“Amendment No. 2”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 1, 2010.

(iv)        Amendment No. 3, dated as of November 1, 2013 (“Amendment No. 3”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) “), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 11, 2014.

(v)           Amendment No. 4, dated as of April 4, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 30, 2014.

(vi)        Amendment No. 5, dated as of June 1, 2014 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 30, 2014.

(vii)     Amendment No. 6, dated as of July 16, 2014 (“Amendment No. 6”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on February 5, 2015.

(viii)  Amendment No. 7, dated as of July 16, 2014 (“Amendment No. 7”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 17, 2015.

(ix)        Amendment No. 8, dated as of December 21, 2015 (“Amendment No. 8”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Trust Registration Statement on Form N1-A (File No. 333-17217) filed on February 11, 2016.

(x)           Amendment No. 9, dated as of December 9, 2016 (“Amendment No. 9”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N1-A (File No. 333-17217) filed on January 31, 2017.

(xi)           Amendment No. 10, dated as of May 1, 2017, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended, by and among EQ Advisors Trust, MONY Life Insurance Company of America and AXA Distributors, LLC incorporated by reference to Post- Effective Amendment No. 125 to the EQ Advisors Trust Registration Statement on Form N1-A  filed on April 28, 2017 (File No. 333-17217).

(xii)            Amendment No. 11, dated as of November 1, 2017, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended, by and among EQ Advisors Trust, MONY Life Insurance Company of America and AXA Distributors, LLC incorporated by reference to Post- Effective Amendment No. 128 to the EQ Advisors Trust Registration Statement on Form N1-A filed on October 27, 2017 (File No. 333-17217).

(xiii)   Amendment No. 12 dated as of July 12, 2018 to the Amended and Restated Participation Agreement dated as of May 23, 2012, as amended, by and among EQ Advisors Trust, MONY Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on July 31, 2018.

(xiv)  Amendment No. 13 dated as of December 6, 2018 to the Amended and Restated Participation Agreement dated as of May 23, 2012, as amended, by and among EQ Advisors Trust, MONY Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2019.

(xv)  Amendment No. 14 dated as of July 16, 2020 to the Amended and Restated Participation Agreement dated as of May 23, 2012, as amended, by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-14 (File No. 333-254202) filed on March 12,2021.

(xvi)  Amendment No. 15 dated as of February 1, 2021 to the Amended and Restated Participation Agreement dated as of May 23, 2012, as amended, by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-14 (File No. 333-254202) filed on March 12,2021.

(xvii)  Amendment No. 16 dated as of February 26, 2021to the Amended and Restated Participation Agreement, dated as of May 23, 2012,as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 29, 2021.

(xviii)  Amendment No. 17 dated July 22, 2021 to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on September 24, 2021.

(xix)  Amendment No. 18 dated January 13, 2022 to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 28, 2022.

(4)            Participation Agreement — among AXA Premier VIP Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to the Registration Statement (File No. 333-134304) on August 25, 2006.

(i)               Amended and Restated Participation Agreement made and entered into as of  the 23rd day of May 2012 by and among MONY LIFE INSURANCE COMPANY OF AMERICA, an Arizona insurance company (“MONY”), on its own behalf and on behalf of the separate accounts set forth on Schedule B hereto as may be amended from time to time (each an Account”), AXA PREMIER VIP TRUST, a business trust organized under the laws of the State of Delaware (“Trust”) and AXA DISTRIBUTORS, LLC, a Delaware limited liability company (the “Distributor”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No.333-70754) filed on October 2, 2013.

(ii)            Amendment No. 1, dated as of October 21, 2013 (“Amendment No. 1”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

(iii)         Amendment No. 2, dated as of November 1, 2013 (“Amendment No.2”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”)., incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on February 11, 2014.

(iv)        Amendment No. 3, dated as of April 18, 2014 (“Amendment No. 3”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(v)           Amendment No. 4, dated as of July 8, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(vi)        Amendment No. 5, dated as of September 26, 2015 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

(5)            Participation Agreement dated January 1, 1997 between Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly The Dreyfus Socially Responsible Growth Fund, Inc.), Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.

(i)               Amendment to Fund Participation Agreement dated May 15, 2002 by and between the Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly The Dreyfus Socially Responsible Growth Fund, Inc.), Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.

(6)         Participation Agreement dated July 1, 1999 between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 29 to the registration statement on Form N-4 (File No. 333-59717) filed on April 24, 2015.

(i)               Amendment effective October 1, 2002 to Participation Agreement dated July 1, 1999, between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 29 to the registration statement on Form N-4 (File No. 333-59717) filed on April 24, 2015.

(ii)           Second Amendment effective November 27, 2013 to Participation Agreement dated July 1, 1999, between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 29 to the registration statement on Form N-4 (File No. 333-59717) filed on April 24, 2015.

                           (7)   Participation Agreement dated July 12, 2000 by and between MONY Life Insurance Company of America and Janus Aspen Series , previously filed with this Registration Statement, File No. 333-229237on Form N-6 on April 21, 2022.

                           (i)   First Amendment to Fund Participation Agreement effective October 1, 2002 to Fund Participation Agreement dated July 12, 2000 by and among Janus Aspen and MONY Life Insurance Company of America, previously filed with this Registration Statement, File No. 333-229237 on Form N-6 on April 21, 2022.

                           (ii)   Second Amendment to Fund Participation Agreement effective May 1, 2003 to Fund Participation Agreement dated July 12, 2000 by and among Janus Aspen and MONY Life Insurance Company of America, previously filed with this Registration Statement, File No. 333-229237 on Form N-6 on April 21, 2022.

                           (iii)   Fourth Amendment to Fund Participation Agreement effective February 10, 2021 to Fund Participation Agreement dated July 12, 2000 by and among Equitable Financial Life Insurance Company of America and Janus Aspen Series, previously filed with this Registration Statement, File No. 333-229237 on Form N-6 on April 21, 2022.

                           (iv)   Fifth Amendment to Fund Participation Agreement effective May 25, 2021 to Fund Participation Agreement dated July 12, 2000 by and among Equitable Financial Life Insurance Company of America and Janus Aspen Series, previously filed with this Registration Statement, File No. 333-229237 on Form N-6 on April 21, 2022.

                           (v)   Amendment to Fund Participation Agreement effective July 7, 2022, to Fund Participation Agreement dated July 12, 2000 by and among Equitable Financial Life Insurance Company of America and Janus Aspen Series, filed herewith.

            (i)     Administrative Services Agreement by and between MONY Life Insurance Company of America and Protective Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-6 (File No. 333-56969) filed on April 21, 2022.

            (j)     Not Applicable

(k) Opinion and consent of Shane Daly, Vice President and Associate General Counsel, filed herewith.

(l)                Not applicable.

(m)                Not applicable.

(n)    Consent of PricewaterhouseCoopers LLP, filed herewith.

(o)            No financial statements have been omitted from the prospectus.

(p)                Not applicable

           (q)   Redeemability Exemption. Memorandum Pursuant to Rule 6e-3(b)(12)(iii) Describing Issuance, Transfer, and Redemption Procedures,incorporated herein by reference to Post-Effective Amendment No. 4 to the registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003 .
(r)                Form of Initial Summary Prospectus – Not Applicable

(s)    Powers of Attorney, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-265030) filed on September 20, 2022.

Item 31. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Francis Hondal 10050 W. Suburban Drive Pinecrest, FL 33156	Director
Arlene Isaacs-Lowe 1830 South Ocean Drive, #1411 Hallandale, FL 33009	Director
Daniel G. Kaye 767 Quail Run Inverness, IL 60067	Director
Joan Lamm-Tennant 135 Ridge Common Fairfield, CT 06824	Director
Craig MacKay England & Company 1133 Avenue of the Americas Suite 2719 New York, NY 10036	Director
Kristi A. Matus 47-C Dana Road Boxford, MA 02116	Director
Bertram L. Scott 3601 Hampton Manor Drive Charlotte, NC 28226	Director
George Stansfield AXA 25, Avenue Matignon 75008 Paris, France	Director
Charles G.T. Stonehill Founding Partner Green & Blue Advisors 20 East End Avenue, Apt. 5C New York, New York 10028	Director
OFFICER-DIRECTOR
*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS
*Nicholas B. Lane	President
*José Ramón González	Chief Legal Officer and Secretary
*Jeffrey J. Hurd	Chief Operating Officer
*Robin M. Raju	Chief Financial Officer
*Michael B. Healy	Chief Information Officer
*Nicholas Huth	Chief Compliance Officer
*William Eckert	Chief Accounting Officer
*Darryl Gibbs	Chief Diversity Officer
*David W. Karr	Signatory Officer
*Jessica Baehr	Signatory Officer
*Mary Jean Bonadonna	Signatory Officer
*Eric Colby	Signatory Officer
*Steven M. Joenk	Chief Investment Officer
*Kenneth Kozlowski	Signatory Officer
*Carol Macaluso	Signatory Officer
*Hector Martinez	Signatory Officer
*James McCravy	Signatory Officer
*James Mellin	Signatory Officer
*Hillary Menard	Signatory Officer
*Kurt Meyers	Deputy General Counsel and Signatory Officer
*Maryanne (Masha) Mousserie	Signatory Officer
*Prabha ("Mary") Ng	Chief Information Security Officer
*Anthony Perez	Signatory Officer
*Antonio Di Caro	Signatory Officer
*Glen Gardner	Deputy Chief Investment Officer
*Shelby Hollister-Share	Signatory Officer
*Manuel Prendes	Signatory Officer
*Meredith Ratajczak	Chief Actuary
*Aaron Sarfatti	Chief Risk Officer and Chief Strategy Officer
*Stephen Scanlon	Signatory Officer
*Samuel Schwartz	Signatory Officer
*Stephanie Shields	Signatory Officer
*Joseph M. Spagnuolo	Signatory Officer
*Gina Tyler	Chief Communications Officer
*Constance Weaver	Chief Marketing Officer
*Stephanie Withers	Chief Auditor
*Yun ("Julia") Zhang	Treasurer

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant

  No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Equitable Financial Life Insurance Company of America, a wholly-owned subsidiary of Equitable Holdings, LLC.

(a)   The Equitable Holdings, Inc. — Subsidiary Organization Chart: Q4-2022 is incorporated herein by reference to the Post-Effective Amendment No.5 to the Form N-4 Registration Statement (File No. 333-248907), filed with the Commission on February 3, 2023.

Item 33. Indemnification

The By-Laws of Equitable Financial Life Insurance Company of America (the “Corporation”) provide, in Article VI as follows:

Section 1. Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 6. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a “contract right” may not be modified retroactively without the consent of such director, officer, employee or agent.

The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

The directors and officers of the Company are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CNA, AIG, One Beacon, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel and ARGO RE Ltd. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities  (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)  Equitable Advisors, LLC and Equitable Distributors, LLC are the principal underwriters for Separate Accounts 49, 70, A, FP, I and 45 of Equitable Financial, EQ Advisors Trust, and of Equitable America Variable Accounts A, K, L and 70A and AA. In addition, Equitable Advisors is the principal underwriter of Equitable Financial’s Separate Account 301.

(b)  Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC and Equitable Distributors, LLC.

(i)         EQUITABLE ADVISORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
*David Karr	Director, Chairman of the Board and Chief Executive Officer
*Nicholas B. Lane	Director
*Frank Massa	Director and President
*Aaron Sarfatti	Director
*Jessica Baehr	Director
*Ralph E. Browning, II	Chief Privacy Officer
*Mary Jean Bonadonna	Chief Risk Officer
*Patricia Boylan	Broker Dealer Chief Compliance Officer
*Yun (“Julia”) Zhang	Director, Senior Vice President and Treasurer
*Nia Dalley	Vice President and Chief Conflicts Officer
*Brett Esselburn	Vice President, Investment Sales and Financial Planning
*Gina Jones	Vice President and Financial Crime Officer
*Dusten Long	Vice President
*Page Pennell	Vice President
*Sean Donovan	Assistant Vice President
*Alan Gradzki	Assistant Vice President
*Janie Smith	Assistant Vice President
*James Mellin	Chief Sales Officer
*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer
*Prabha ("Mary") Ng	Chief Information Security Officer
*Alfred Ayensu-Ghartey	Vice President
*Joshua Katz	Vice President
*Christopher LaRussa	Investment Advisor Chief Compliance Officer
*Christian Cannon	Vice President and General Counsel
*Samuel Schwartz	Vice President
*Dennis Sullivan	Vice President
* Michael Cole	Vice President
*Constance (Connie) Weaver	Vice President
*Tony Richardson	Principal Operations Officer
*Michael Brudoley	Secretary
*Christine Medy	Assistant Secretary
*Francesca Divone	Assistant Secretary

* Principal Business Address: 1290 Avenue of the Americas NY, NY 10140

(ii) EQUITABLE DISTRIBUTORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
*Nicholas B. Lane	Director, Chairman of the Board and Chief Executive Officer
*Jessica Baehr	Director, Executive Vice President and Head of Group Retirement
*Hector Martinez	Director, Executive Vice President and Head of Life Business
*Eric Brown	Senior Vice President
*James Crimmins	Senior Vice President
*James Daniello	Senior Vice President
*Michael B. Healy	Senior Vice President
*Patrick Ferris	Senior Vice President
*Brett Ford	Senior Vice President
*Bernard Heffernon	Senior Vice President
*David Kahal	Senior Vice President
*Fred Makonnen	Senior Vice President
*Matthew Schirripa	Senior Vice President
*David Veale	Senior Vice President
*Alfred Ayensu-Ghartey	Vice President and General Counsel
*Alfred D’Urso	Vice President and Chief Compliance Officer
*Mark Teitelbaum	Senior Vice President
*Candace Scappator	Vice President, Chief Financial Officer, Principal Financial Officer and Principal Operations Officer
*Gina Jones	Vice President and Financial Crime Officer
*Yun (“Julia”) Zhang	Senior Vice President and Treasurer
*Francesca Divone	Secretary
*Richard Frink	Senior Vice President
*Michael J. Gass	Vice President
*Kathi Gopie	Vice President
*Timothy Jaeger	Vice President
*Jeremy Kachejian	Vice President
*Laird Johnson	Vice President
*Enrico Mossa	Assistant Vice President
*James C. Pazareskis	Assistant Vice President
*Caitlin Schirripa	Assistant Vice President
*Samuel Schwartz	Vice President
*Greg Seavey	Vice President
* Michael Cole	Assistant Treasurer
*Jonathan Zales	Senior Vice President
*Stephen Scanlon	Director, Executive Vice President and Head of Individual Retirement
*Prabha ("Mary") Ng	Senior Vice President and Chief Information Security Officer
*Michael Brudoley	Assistant Secretary
*Christine Medy	Assistant Secretary

* Principal Business Address: 1290 Avenue of the Americas NY, NY 10140

(Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Equitable Advisors	N/A	$0	$0	$0
Equitable Distributors, LLC	N/A	$0	$0	$0

Item 35. Location of Accounts and Records

Information about the location of accounts and records was provided in the Separate Account's most recent report on Form N-CEN.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

Equitable Financial Life Insurance Company of America represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Equitable Financial Life Insurance Company of America.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on April 20, 2023.

Equitable America Variable Account L (Registrant)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company of America (Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel Equitable Financial Life Insurance Company of America

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

Chief Executive Officer and Director
*
Mark Pearson

PRINCIPAL FINANCIAL OFFICER:

*	Chief Financial Officer
Robin Raju

PRINCIPAL ACCOUNTING OFFICER:

Chief Accounting Officer
*
William Eckert

*DIRECTORS:

Francis Hondal	Kristi Matus	Charles G.T. Stonehill
Daniel G. Kaye	Bertram L. Scott	Mark Pearson
Joan Lamm-Tennant	George Stansfield	Arlene Isaacs-Lowe
Craig MacKay

*BY:	/S/ SHANE DALY
Shane Daly Attorney-in-Fact April 20, 2023

EXHIBIT INDEX
(h)(7)(v) Amendment dated July 12, 2000 to Fund Participation Agreement (Janus)

(k) Opinion and consent of Shane Daly, Vice President and Associate General Counsel

(n) Consent of PricewaterhouseCoopers LLP